SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the                               [X]
                 Registrant

                 Filed by a                                 [ ]
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                 Registrant

Check the appropriate box:

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[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material under
      Rule 14a-12

  (Name of Registrant as
  Specified In Its Charter)

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                             Person(s) Filing Proxy
                             Statement, if other than the
                             Registrant)

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[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

    (1)  Title of each class of
         securities to which
         transaction applies:

    (2)  Aggregate number of
         securities to which
         transaction applies:

    (3)  Per unit price or other
         underlying value of
         transaction
         computed pursuant to Exchange
         Act Rule 0-11:

    (4)  Proposed maximum aggregate
         value of transaction:

    (5)  Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.

[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a)(2)
      and identify the filing for
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      paid previously.  Identify the
      previous filing by
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      number, or the Form or
      Schedule and the date of
      its filing.

  (1)  Amount Previously Paid:

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  (4)  Date Filed:



FIDELITY EXPORT AND MULTINATIONAL FUND
SPARTAN(registered trademark) ARIZONA MUNICIPAL INCOME FUND
SPARTAN MARYLAND MUNICIPAL INCOME FUND
SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
FUNDS OF
FIDELITY UNION STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-6666

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Export and Multinational Fund, Spartan Arizona Municipal Income Fund, Spartan Maryland Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund (the funds), will be held at an office of Fidelity Union Street Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on September 13, 2000, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 1. To elect a Board of Trustees.
 2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.
 3. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
 4. To approve an amended management contract for Fidelity Export and Multinational Fund.
 5. To approve an amended management contract, including a management fee structure change, for Spartan Short-Intermediate Municipal Income Fund.
 6. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for Fidelity Export and Multinational Fund.
 7. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for Fidelity Export and Multinational Fund.
 8. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Export and Multinational Fund.
 9. To approve an Agreement and Plan providing for the reorganization of Spartan Short-Intermediate Municipal Income Fund from a separate series of one Massachusetts business trust to another.
10. To eliminate a fundamental investment policy of Spartan Short-Intermediate Municipal Income Fund.
11. To eliminate Spartan Short-Intermediate Municipal Income Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.
12. To amend each fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
13. To amend each fund's fundamental investment limitation concerning underwriting.

 The Board of Trustees has fixed the close of business on July 17, 2000 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

July 17, 2000

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO VOTE USING THE TOUCH-TONE VOTING INSTRUCTIONS FOUND BELOW OR INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                          VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee u/t/d  Ann B. Collins, Trustee
       12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA


INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1.  Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number indicated in the upper left corner of your proxy card.

3. Enter the control number found immediately below the toll-free number.

4.  Follow the simple recorded instructions to cast your vote.


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY UNION STREET TRUST:
FIDELITY EXPORT AND MULTINATIONAL FUND
SPARTAN ARIZONA MUNICIPAL INCOME FUND
SPARTAN MARYLAND MUNICIPAL INCOME FUND
SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
TO BE HELD ON SEPTEMBER 13, 2000

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Union Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Export and Multinational Fund, Spartan Arizona Municipal Income Fund, Spartan Maryland Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund (the funds) and at any adjournments thereof (the Meeting), to be held on September 13, 2000 at 9:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 17, 2000. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of [the funds] at an anticipated cost of approximately [$______ (Fidelity Export and Multinational Fund), $______ (Spartan Arizona Municipal Income Fund), $________ (Spartan Maryland Municipal Income Fund), and $______ (Spartan Short-Intermediate Municipal Income Fund)]. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $_____ (Fidelity Export and Multinational Fund), $_____ (Spartan Arizona Municipal Income Fund), $______ (Spartan Maryland Municipal Income
Fund), and $______ (Spartan Short-Intermediate Municipal Income Fund). If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds, provided the expenses do not exceed Fidelity Export and Multinational Fund's existing voluntary annual expense cap listed on page 65 (except for Spartan Arizona Municipal Income Fund, Spartan Maryland Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund whose expenses will be borne by FMR.) Expenses exceeding Fidelity Export and Multinational Fund's voluntary expense cap will be paid by FMR. The funds (FMR for Spartan Arizona Municipal Income Fund, Spartan Maryland Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

 The principal business address of Fidelity Distributors Corporation
(FDC), the funds' principal underwriter and distribution agent, and FMR U.K. and FMR Far East, subadvisers to Fidelity Export and Multinational Fund, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), subadviser to Spartan Arizona Municipal Income Fund, Spartan Maryland Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund, is 1 Spartan Way, Merrimack, New Hampshire 03054. Fidelity Investments Japan Limited (FIJ) located at Shiroyama JT Mori Bldg., 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan, is also subadviser to Fidelity Export and Multinational Fund.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the meeting.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each fund of the trust issued and outstanding as of May 31, 2000 are indicated in the following table:

 Fidelity Export and Multinational Fund
 Spartan Arizona Municipal Income Fund
 Spartan Maryland Municipal Income Fund
 Spartan Short-Intermediate Municipal Income Fund

 [To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on May 31, 2000 was as follows:]

[FMR has advised the trust that FOR Proposals [___] contained in this Proxy Statement, it will vote its shares at the Meeting For each proposal. To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.]

Shareholders of record at the close of business on July 17, 2000 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR
ENDED AUGUST 31, 1999 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED FEBRUARY 29, 2000 CALL 1-800-544-6666 OR WRITE TO FDC AT 82
DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.

VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 13 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

The following tables summarize the proposals applicable to each fund.

 Proposal #   Proposal Description           Applicable Fund(s)             Page

 1.          To elect as Trustees the 12      All
             nominees presented in
             proposal 1.

 2.          To ratify the selection of       All
             PricewaterhouseCoopers LLP
             as independent accountants
             of the funds.

 3.          To authorize the Trustees to     All
             adopt an Amended and
             Restated Declaration of Trust.

 4.          To approve an amended           Fidelity Export and
             management contract for the     Multinational Fund
             fund that would reduce the
             management fee payable to
             FMR by the fund as FMR's
             assets under management
             increase and allow future
             modifications of the
             contract without a
             shareholder vote if
             permitted by the 1940 Act.

 5.          To approve an amended           Spartan Short-Intermediate
             management contract,            Municipal Income Fund
             including a management fee
             structure change for the
             fund and allow future
             modifications of the
             contract without shareholder
             vote if permitted by the
             1940 Act.

 6.          To approve an amended           Fidelity Export and
             sub-advisory agreement with     Multinational Fund
             FMR U.K. to allow FMR, FMR
             U.K., and the trust, on
             behalf of the fund, to
             modify the agreement without
             a shareholder vote if
             permitted by the 1940 Act.

 7.          To approve an amended           Fidelity Export and
             sub-advisory agreement with     Multinational Fund
             FMR Far East to allow FMR,
             FMR Far East, and the trust,
             on behalf of the fund, to
             modify the agreement without
             a shareholder vote if
             permitted by the 1940 Act.

 8.          To approve a Distribution and   Fidelity Export and
             Service Plan for the fund       Multinational Fund
             which describes all material
             aspects of the proposed
             financing for the
             distribution of fund shares.

 9.          To approve an agreement and     Spartan Short-Intermediate
             plan providing for the          Municipal Income Fund
             reorganization of the fund
             from a separate series of
             one Massachusetts business
             trust to a separate series
             of another Massachusetts
             business trust.

 10.         To eliminate a fundamental      Spartan Short-Intermediate
             investment investment policy    Municipal Income Fund
             of Spartan
             Short-Intermediate Municipal
             Income Fund.

 11.         To eliminate the fundamental    Spartan Short-Intermediate
             80% investment policy and       Municipal Income Fund
             adopt a comparable
             non-fundamental policy.

 12.         To amend the fundamental        Fidelity Export and
             investment limitation           Multinational Fund, Spartan
             concerning concentration.       Arizona Municipal Income
                                             Fund, Spartan Maryland
                                             Municipal Income Fund, and
                                             Spartan Short-Intermediate
                                             Municipal Income Fund

 13.         To amend the fundamental        Fidelity Export and
             investment limitation           Multinational Fund, Spartan
             concerning underwriting.        Arizona Municipal Income
                                             Fund, Spartan Maryland
                                             Municipal Income Fund, and
                                             Spartan Short-Intermediate
                                             Municipal Income Fund


1. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Union Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

 All nominees named below are currently Trustees of Fidelity Union Street Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, Ned C. Lautenbach, William O. McCoy, and Robert C. Pozen were selected by the trust's Nominating and Administration Committee (see page __) and were appointed to the Board in March 1997, January 2000, January 1997, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, Ned C. Lautenbach, William O. McCoy, and Robert C. Pozen, each of the nominees is currently a Trustee of 56 registered investment companies advised by FMR. Mr. Gates, Mr. McCoy and Mr. Pozen are currently Trustees of 55 registered investment companies advised by FMR. Mr. Launtenbach is currently a Trustee of 52 registered investment companies advised by FMR.

 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)          Principal Occupation **         Year of Election or Appointment

Ralph F. Cox           President of RABAR              1991
(68)                   Enterprises (management
                       consulting-engineering
                       industry, 1994). Prior to
                       February 1994, he was
                       President of Greenhill
                       Petroleum Corporation
                       (petroleum exploration and
                       production). Until March
                       1990, Mr. Cox was President
                       and Chief Operating Officer
                       of Union Pacific Resources
                       Company (exploration and
                       production). He is a
                       Director of Waste Management
                       Inc. (non-hazardous waste,
                       1993), CH2M Hill Companies
                       (engineering), and
                       Bonneville Pacific
                       (independent power and
                       petroleum production). In
                       addition, he is a member of
                       advisory boards of Texas A&M
                       University and the
                       University of Texas at Austin.

Phyllis Burke Davis    Retired from Avon Products,     1992
(68)                   Inc. where she held various
                       positions including Senior
                       Vice President of Corporate
                       Affairs and Group Vice
                       President of U.S. sales,
                       distribution, and
                       manufacturing. She is
                       currently a Director of
                       BellSouth Corporation
                       (telecommunications), Eaton
                       Corporation (manufacturing),
                       and the TJX Companies, Inc.
                       (retail stores), and
                       previously served as a
                       Director of Hallmark Cards,
                       Inc., Nabisco Brands, Inc.,
                       and Standard Brands, Inc. In
                       addition, she is a member of
                       the Board of Directors of
                       the Southampton Hospital in
                       Southampton, N.Y. (1998).

Robert M. Gates        Consultant, author, and         1997
(56)                   lecturer (1993). Mr. Gates
                       was Director of the Central
                       Intelligence Agency (CIA)
                       from 1991-1993. From 1989 to
                       1991, Mr. Gates served as
                       Assistant to the President
                       of the United States and
                       Deputy National Security
                       Advisor. Mr. Gates is a
                       Director of Charles Stark
                       Draper Laboratory
                       (non-profit), NACCO
                       Industries, Inc. (mining and
                       manufacturing), and TRW Inc.
                       (automotive, space, defense,
                       and information technology).
                       Mr. Gates previously served
                       as a Director of LucasVarity
                       PLC (automotive components
                       and diesel engines). He is
                       currently serving as Dean of
                       the George Bush School of
                       Government and Public
                       Service at Texas A & M
                       University (1999-2000). Mr.
                       Gates also is a Trustee of
                       the Forum for International
                       Policy and of the Endowment
                       Association of the College
                       of William and Mary. In
                       addition, he is a member of
                       the National Executive Board
                       of the Boy Scouts of America.

*Edward C. Johnson 3d  President, is Chief Executive    1974
(70)                   Officer, Chairman, and a
                       Director of FMR Corp.; a
                       Director and Chairman of the
                       Board and of the Executive
                       Committee of FMR; Chairman
                       and a Director of Fidelity
                       Management & Research (U.K.)
                       Inc. and of Fidelity
                       Management & Research (Far
                       East) Inc.; Chairman (1998)
                       and a Director (1997) of
                       Fidelity Investments Money
                       Management, Inc.; Chairman
                       and Representative Director
                       of Fidelity Investments
                       Japan Limited (1997); and a
                       Director of FDC and of FMR
                       Co., Inc. (2000).

Donald J. Kirk         Executive-in-Residence (1995)   1987
(67)                   at Columbia University
                       Graduate School of Business.
                       From 1987 to January 1995,
                       Mr. Kirk was a Professor at
                       Columbia University Graduate
                       School of Business. Prior to
                       1987, he was Chairman of the
                       Financial Accounting
                       Standards Board. Mr. Kirk
                       previously served as a
                       Director of General Re
                       Corporation (reinsurance,
                       1987-1998) and as a Director
                       of Valuation Research Corp.
                       (appraisals and valuations,
                       1993-1995). He serves as
                       Chairman of the Board of
                       Directors of National Arts
                       Stabilization Inc., Chairman
                       of the Board of Trustees of
                       the Greenwich Hospital
                       Association, Director of the
                       Yale-New Haven Health
                       Services Corp. (1998), Vice
                       Chairman of the Public
                       Oversight Board of the
                       American Institute of
                       Certified Public
                       Accountants' SEC Practice
                       Section (1995), and as a
                       Public Governor of the
                       National Association of
                       Securities Dealers, Inc.
                       (1996).

Ned C. Lautenbach      Partner of Clayton, Dubilier    2000
(56)                   & Rice, Inc. (private equity
                       investment firm) since
                       September 1998. Mr.
                       Lautenbach was Senior Vice
                       President of IBM Corporation
                       from 1992 until his
                       retirement in July 1998.
                       From 1993 to 1995 he was
                       Chairman of IBM World Trade
                       Corporation. He also was a
                       member of IBM's Corporate
                       Executive Committee from
                       1994 to July 1998. He is a
                       Director of PPG Industries
                       Inc. (glass, coating and
                       chemical manufacturer),
                       Dynatech Corporation (global
                       communications equipment),
                       Eaton Corporation (global
                       manufacturer of highly
                       engineered products) and
                       ChoicePoint Inc. (data
                       identification, retrieval,
                       storage, and analysis).

*Peter S. Lynch        Vice Chairman and a Director    1990
(57)                   of FMR; and a Director of
                       FMR Co., Inc. (2000). Prior
                       to May 31, 1990, he was a
                       Director of FMR and
                       Executive Vice President of
                       FMR (a position he held
                       until March 31, 1991); Vice
                       President of Fidelity
                       Magellan Fund and FMR Growth
                       Group Leader; and Managing
                       Director of FMR Corp. Mr.
                       Lynch was also Vice
                       President of Fidelity
                       Investments Corporate
                       Services (1991-1992). In
                       addition, he serves as a
                       Trustee of Boston College,
                       Massachusetts Eye & Ear
                       Infirmary, Historic
                       Deerfield (1989) and Society
                       for the Preservation of New
                       England Antiquities, and as
                       an Overseer of the Museum of
                       Fine Arts of Boston.

William O. McCoy       Interim Chancellor for the      1997
(66)                   University of North Carolina
                       at Chapel Hill. Previously
                       he had served from 1995
                       through 1998 as Vice
                       President of Finance for the
                       University of North Carolina
                       (16-school system). Prior to
                       his retirement in December
                       1994, Mr. McCoy was Vice
                       Chairman of the Board of
                       BellSouth Corporation
                       (telecommunications, 1984)
                       and President of BellSouth
                       Enterprises (1986). He is
                       currently a Director of
                       Liberty Corporation (holding
                       company, 1984), Duke-Weeks
                       Realty Corporation (real
                       estate, 1994), Carolina
                       Power and Light Company
                       (electric utility, 1996),
                       the Kenan Transport Company
                       (trucking, 1996), and
                       Dynatech Corporation
                       (electronics, 1999).
                       Previously, he was a
                       Director of First American
                       Corporation (bank holding
                       company, 1979-1996). In
                       addition, Mr. McCoy served
                       as a member of the Board of
                       Visitors for the University
                       of North Carolina at Chapel
                       Hill (1994-1998) and
                       currently serves on the
                       Board of Visitors of the
                       Kenan-Flager Business School
                       (University of North
                       Carolina at Chapel Hill,
                       1988).

Gerald C. McDonough    Chairman of the                 1989
(72)                   non-interested Trustees, is
                       Chairman of G.M. Management
                       Group (strategic advisory
                       services). Mr. McDonough is
                       a Director and Chairman of
                       the Board of York
                       International Corp. (air
                       conditioning and
                       refrigeration) and
                       Associated Estates Realty
                       Corporation (a real estate
                       investment trust, 1993). Mr.
                       McDonough served as a
                       Director of ACME-Cleveland
                       Corp. (metal working,
                       telecommunications, and
                       electronic products) from
                       1987-1996 and Brush-Wellman
                       Inc. (metal refining) from
                       1983-1997. He also served as
                       a Director of Commercial
                       Intertech Corp. (hydraulic
                       systems, building systems,
                       and metal products) from
                       1992-2000 and, CUNO, Inc.
                       (liquid and gas filtration
                       products) from 1996-2000,

Marvin L. Mann         Chairman Emeritus of Lexmark    1993
(67)                   International, Inc. (office
                       machines, 1991) where he
                       still remains a member of
                       the Board. Prior to 1991, he
                       held the positions of Vice
                       President of International
                       Business Machines
                       Corporation ("IBM") and
                       President and General
                       Manager of various IBM
                       divisions and subsidiaries.
                       Mr. Mann is a Director of
                       M.A. Hanna Company
                       (chemicals, 1993), Imation
                       Corp. (imaging and
                       information storage, 1997).
                       He is a Board member of
                       Dynatech Corporation
                       (electronics, 1999).

*Robert C. Pozen       Senior Vice President, is       1997
(54)                   also President and a
                       Director of FMR (1997),
                       Fidelity Management &
                       Research (U.K.) Inc. (1997),
                       Fidelity Management &
                       Research (Far East) Inc.
                       (1997), Fidelity Investments
                       Money Management, Inc.
                       (1998), and FMR Co., Inc.
                       (2000); and a Director of
                       Strategic Advisers, Inc.
                       (1999). Previously, Mr.
                       Pozen served as General
                       Counsel, Managing Director,
                       and Senior Vice President of
                       FMR Corp.

Thomas R. Williams     President of The Wales Group,   1989
(71)                   Inc. (management and
                       financial advisory
                       services). Prior to retiring
                       in 1987, Mr. Williams served
                       as Chairman of the Board of
                       First Wachovia Corporation
                       (bank holding company), and
                       Chairman and Chief Executive
                       Officer of The First
                       National Bank of Atlanta and
                       First Atlanta Corporation
                       (bank holding company). He
                       is currently a Director of
                       National Life Insurance
                       Company of Vermont and
                       American Software, Inc. Mr.
                       Williams was previously a
                       Director of ConAgra, Inc.
                       (agricultural products),
                       Georgia Power Company
                       (electric utility), and
                       Avado, Inc. (restaurants).


** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

[As of May 31, 2000 the nominees, Trustees and officers of the Trust and [each/the] fund[s] owned, in the aggregate, less than 1% of [each/the] fund['s/s'] outstanding shares.]

 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended August 31, 1999. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

 [ If a Trustee's attendance is below 75% (including attendance at any committee meetings), this must be disclosed.]

 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and Lautenbach, and Mrs. Davis are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended August 31,1999, the committee held eight meetings.

 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Cox, Mann, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended August 31, 1999, the committee held three meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended August 31, 1999 or calendar year ended December 31, 1999, as applicable.

COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                     Edward C. Johnson 3d**  J. Michael Cook*****  Ralph F. Cox  Phyllis Burke Davis  Robert  M. Gates
FUND

Fidelity Export and            $ 0                     $ 0                   $129          $123                 $128
Multinational FundB

Spartan Arizona Municipal       0                       0                    9             8                     9
Income FundB

Spartan Maryland Municipal      0                       0                    15            14                   15
Income FundB

Spartan Short-Intermediate      0                       0                     212           202                  211
Municipal Income FundB

TOTAL COMPENSATION FROM
THE FUND COMPLEX*, A           $0                      $0                     $223,500      $220,500             $223,500



COMPENSATION TABLE

AGGREGATE COMPENSATION
FROM A                      E. Bradley Jones****  Donald J. Kirk  Ned C. Lautenbach ***  Peter S. Lynch **  William O. McCoy
FUND

Fidelity Export and            $127                  $129            $0                     $0                 $128
Multinational FundB

Spartan Arizona Municipal      8                     9               0                       0                 9
Income FundB

Spartan Maryland Municipal     15                    15              0                       0                 15
Income FundB

Spartan Short-Intermediate      209                   211             0                      0                  211
Municipal Income FundB

TOTAL COMPENSATION FROM THE    $222,000              $226,500        $0                         $0             $223,500
FUND COMPLEX*, A



COMPENSATION TABLE

AGGREGATE COMPENSATION FROM A  Gerald C. McDonough  Marvin L. Mann  Robert C. Pozen**  Thomas R. Williams
FUND

Fidelity Export and            $157                 $128            $ 0                $126
Multinational FundB

Spartan Arizona Municipal      10                   9                0                 8
Income FundB

Spartan Maryland Municipal     18                   15               0                 15
Income FundB

Spartan Short-Intermediate      257                  211             0                  207
Municipal Income FundB

TOTAL COMPENSATION FROM THE    $273,500             $220,500        $0                 $223,500
FUND COMPLEX*, A


* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

***** Effective March 16, 2000, Mr. Cook serves as a Member of the
Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,039; William O. McCoy, $53,039; and Thomas
R. Williams, $63,433.

B Compensation figures include cash.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
   INDEPENDENT ACCOUNTANTS OF THE FUNDS.

 By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in such fund inconsistent with the independence standards pertaining to accountants.

 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED
   DECLARATION OF TRUST.

 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies described in the funds' current prospectuses.

 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997 and November 18, 1999, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On July 15, 1999, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER
SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES OR CLASSES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate all or a portion of the trust or any of its series or classes. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the trust, a fund or class to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize all or a portion of the trust or any of its series or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund or class. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

 As discussed above, before allowing a trust, fund, or class reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class's or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

 REFERENCES TO CLASSES. The New Declaration of Trust includes explicit references to "classes" of a fund in appropriate places throughout the document. Classes are often a more efficient way of offering a specific investment strategy to different types of investors without creating separate funds for each type of investor. Each class represents an interest in the same portfolio of securities but may be offered with different service features, distribution arrangements or fees. Although the Trustees are not prohibited from authorizing the issuance of classes of shares under the Current Declaration of Trust, the Trustees believe that it is appropriate to explicitly describe their ability, without a vote of shareholders, to establish new classes of shares, to change or abolish existing classes of shares, to divide an existing fund into classes of shares, and to take any other action with respect to classes that they deem appropriate.

 INVESTMENT IN OTHER INVESTMENT COMPANIES. The New Declaration of Trust clarifies that the Trustees may authorize the investment of a portion of a fund's assets in one or more open-end investment companies (Fund-of-Funds Structure). The current Declaration of Trust explicitly allows the Trustees to authorize the fund to invest all of its assets in a single open-end investment company but does not specifically provide the Trustees with the ability to invest a portion of its assets in one or more investment companies. In a Fund-of-Funds Structure, each fund retains its own characteristics, but is able to achieve efficiencies by consolidating portfolio management for some or all of its assets with other funds or to achieve other operational efficiencies. The purpose of the Fund-of-Funds Structure generally is to achieve operational efficiencies by consolidating portfolio management for a portion of a fund's assets with other funds which invest a portion of their assets similarly. For example, three different funds with different allocations among stocks, bonds and money market investments but similar investment policies within each asset class might each invest in the same stock, bond and money market funds. The Fund-of-Funds Structure allows multiple funds with similar investment policies for a portion of their assets to consolidate portfolio management in a single pool for their assets that are managed similarly. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies or other benefits. While neither FMR nor the Trustees have determined that a Fund-of-Funds Structure is appropriate at this time, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date. If approved, the New Declaration of Trust would provide the Trustees with the power to authorize a fund to invest all or a portion of its assets in one or more open-end investment companies. The Trustees will authorize such a transaction only if a Fund-of-Funds Structure is permitted under the fund's investment policies and if they determine that a Fund-of-Funds Structure is in the best interests of a fund and its shareholders.

 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR to enter into a Management Contract with the trust, on behalf of each fund, and to amend the fund's respective Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to enter into and amend Management Contracts. A corresponding change is also proposed for certain of the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract Amendment Provisions" on pages 22 and 28.

 2. The New Declaration of Trust broadens the authority of the Trustees to redeem a shareholder for any reason deemed appropriate by the Trustees. The Trustees' ability to do so would be limited by the 1940 Act and other applicable legal and regulatory requirements. The Current Declaration of Trust explicitly allows the Trustees only to redeem shareholders who do not meet a fund's minimum balance requirement.

 3. The New Declaration of Trust explicitly allows the Trustees to effect Fund-of-Fund Structures, mergers, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers.

 4 The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

 5. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees may employ as fund custodians, in addition to banks and trust companies, companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; interpret the investment policies, practices, and limitations of any fund; and deal in shares of a fund.

 6. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

 7. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

 8. The New Declaration of Trust clarifies that the Trustees may authorize dividends of fund property in addition to stock dividends.

 9. The New Declaration of Trust permits the rights and preferences of a series or class to be set forth in the registration statement for such series or class or in any other document in addition to in a resolution of the Board of Trustees.

 10. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY
   EXPORT AND MULTINATIONAL FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 22 for more details. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT CONTRACT. (For information on FMR, see the section entitled "Activities and Management of FMR" on page 42.)

 PROPOSED AMENDMENT(S) TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment(s), is supplied as Exhibit 2 on page 71 . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract for Fidelity Export and Multinational Fund" beginning on page 44.) If approved by shareholders, the Amended Contract will take effect on October 1, 2000, (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 2001 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2001, and thereafter only as long as its continuance is approved at least annually as above.

 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $426 billion.

 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $426 billion or less. Above $426 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1996 and August 1, 1999.

 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds 13 new fee breakpoints for assets under FMR's management above $426 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contract For Fidelity Export and Multinational Fund" beginning on page 44.)

                         GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT                            AMENDED CONTRACT

Average Group Assets ($  Present Contract*  Average Group Assets ($  Amended Contract
billions)                                   billions)

Over 390                 .2700%             390 - 426                .2700%

                                            426 - 462                .2650%

                                            462 - 498                .2600%

                                            498 - 534                .2550%

                                            534 - 587                .2500%

                                            587 - 646                .2463%

                                            646 - 711                .2426%

                                            711 - 782                .2389%

                                            782 - 860                .2352%

                                            860 - 946                .2315%

                                            946 - 1,041              .2278%

                                            1,041 - 1,145            .2241%

                                            1,145 - 1,260            .2204%

                                            Over 1,260               .2167%


The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES

Group Net Assets ($ billions)  Present Contract*   Amended Contract

150                            0.3371%             .3371%

200                            0.3284%             .3284%

250                            0.3219%             .3219%

300                            0.3163%             .3163%

350                            0.3113%             .3113%

400                            0.3067%             .3067%

450                            0.3026%             .3024%

500                            0.2994%             .2982%

550                            0.2967%             .2942%

600                            0.2945%             .2904%

650                            0.2926%             .2870%

700                            0.2910%             .2838%

750                            0.2896%             .2809%

800                            0.2884%             .2782%

850                            0.2873%             .2756%

900                            0.2863%             .2732%

950                            0.2855%             .2710%

1,000                          0.2847%             .2689%

1,050                          0.2840%             .2669%

1,100                          0.2834%             .2649%

1,150                          0.2828%             .2631%

1,200                          0.2822%             .2614%

1,250                          0.2817%             .2597%

1,300                          0.2813%             .2581%

1,350                          0.2809%             .2566%

1,400                          0.2805%             .2551%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996 and August 1, 1999.

 Average assets under FMR's management for May 2000 were approximately $860 billion.

 COMPARISON OF MANAGEMENT FEES. For the month ended May 2000, average assets under management by FMR were approximately $860 billion. The fund's management fee rate under the Amended Contract, for the month ended May 1999, would have been0.5752%, compared to 0.5871% under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $426 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

The following chart compares the fund's management fee as calculated under the terms of the Present Contract for fiscal 1999 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

Present Contract  Management   Amended Contract  Management   Percentage Difference
Fee*                           Fee



$2,392,288                     $2,366,942                     (1.06%)


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996 and August 1, 1999.

  The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended May 2000 to the management fee the fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

Present Contract  Management   Amended Contract  Management   Percentage Difference
Fee*                           Fee



        $2,677,812                     $2,632,262                           (1.70%)


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996 and August 1, 1999.

MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation, while a management fee increase still would require shareholder approval. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on July 15, 1999. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period(s) from September to October 1999 and November to December 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT, INCLUDING A MANAGEMENT FEE STRUCTURE CHANGE, FOR SPARTAN SHORT-INTERMEDIATE MUNICIPAL
   INCOME FUND.

 The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of the funds approve, a proposal to adopt an amended management contract with FMR (Amended Contract). The Amended Contract changes the fund's current "all-inclusive" management fee arrangement to a "group fee" arrangement that is standard for other Fidelity municipal bond funds. The change in the fund's management fee structure is discussed in more detail below. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 28 for more details.

 MODIFICATION OF MANAGEMENT FEE STRUCTURE. The proposed management fee structure differs significantly from the fund's current management fee structure. Under the terms of the fund's existing management contract (Present Contract), the fund pays an all-inclusive management fee to FMR that covers substantially all fund expenses. Specifically, under the Present Contract, FMR pays the fund's operating expenses, with limited exceptions. In contrast, under the terms of the Amended Contract, the fund would pay its management fee and other expenses separately. FMR would no longer pay the fund's other expenses.

 If approved, the proposed group fee structure will result in a lower management fee. Under the proposed group fee structure, the fund's total operating expense ratio may, however, exceed its current rate of 0.55%. If the Amended Contract is approved, FMR has voluntarily agreed to limit the fund's total operating expense ratio to 0.53% of the fund's average net assets until December 31, 2001. See "Comparison of Management Fees and Total Expenses" on page 27 for more detailed information on the financial effects of changing to the proposed group fee structure.

 The fund's current management fee is an annual percentage of the fund's average net assets and is calculated and paid monthly. Under the Present Contract, the fund pays FMR a management fee at an annual rate of 0.55% of the fund's average daily net assets. Under the terms of the Present Contract, FMR not only provides the fund with investment advisory and research services, but also pays all of the fund's expenses, with the exception of fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR; interest on borrowings; taxes; brokerage fees and commissions; and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation. The management fee that the fund pays FMR is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

 The Amended Contract would replace the fund's existing all-inclusive management fee structure with a group fee structure that is standard for other Fidelity municipal bond funds. Under the terms of the Amended Contract, the fund would pay a management fee as well as its other expenses.

 Under the Amended Contract, the fund's management fee would be calculated by adding a Group Fee Rate to an Individual Fund Fee Rate and multiplying the result by the fund's average net assets. The Group Fee Rate varies based upon the monthly average of the net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Individual Fund Fee Rate is a fixed rate specific to the fund. Under the Amended Contract, the fund's Individual Fund Fee Rate would equal 0.25%.

 The fund's proposed Group Fee Rate would be calculated according to the graduated schedule below. The schedule provides for different fee rates for different levels of assets under management by FMR. As illustrated in the table, the rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when the total assets managed by FMR increase.

GROUP FEE RATE SCHEDULE

Average Group Assets     Annualized  Rate

 0 - $3 billion          .3700%

 3 - 6                   .3400%

 6 - 9                   .3100%

 9 - 12                  .2800%

 12 - 15                 .2500%

 15 - 18                 .2200%

 18 - 21                 .2000%

 21 - 24                 .1900%

 24 - 30                 .1800%

 30 - 36                 .1750%

 36 - 42                 .1700%

 42 - 48                 .1650%

 48 - 66                 .1600%

 66 - 84                 .1550%

 84 - 120                .1500%

 120 - 156               .1450%

 156-192                 .1400%

 192-228                 .1350%

 228-264                 .1300%

 264-300                 .1275%

 300-336                 .1250%

 336-372                 .1225%

 372-408                 .1200%

 408-444                 .1175%

 444-480                 .1150%

 480-516                 .1125%

 516-587                 .1100%

 587-646                 .1080%

 646-711                 .1060%

 711-782                 .1040%

 782-860                 .1020%

 860 - 946               .1000%

 946 - 1,041             .0980%

 1,041 - 1,145           .0960%

 1,145 - 1,260           .0940%

Over 1,260               .0920%

 Average assets under management by FMR for May 2000 were approximately $860 billion.

 Under the Amended Contract, in addition to the management fee, the fund will pay all of its other operating expenses, including (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the trust or FMR; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the trust and the fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders;
(viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations; (ix) a pro rata share, based on relative net assets of the fund and other registered investment companies having Advisory and Service or Management Contracts with FMR, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto; (xii) expenses of printing and mailing prospectuses and statements of additional information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the Trustees and officers with respect thereto.

 Lastly, under the fund's current all-inclusive management fee arrangement, shareholders currently have the right to vote on any expense increases over 0.55% of average net assets. Under the Amended Contract, shareholders would also have the right to vote on any increases in FMR's management fee; however, because the management fee would not be all-inclusive, shareholders would not have the right to vote on other expense increases.

 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. As indicated below, if the Amended Contract is approved, the fund's management fee will decrease; although the fund's total operating expense ratio may increase. If the Amended Contract is approved, FMR has voluntarily agreed to limit the fund's total operating expense ratio to __% of its average net assets through __, 200_ (excluding interest, taxes, brokerage commissions and extraordinary expenses). After September 30, 2000, the fund's total operating expense ratio could increase and could exceed the fund's current 0.55% all-inclusive management fee. However, at the level of assets under management by FMR for May 2000 ($860 billion), changing from the fund's current 0.55% all-inclusive management fee rate to the proposed group fee structure (without any expense reimbursement) would result in an estimated total operating expense ratio for Spartan Short-Intermediate Municipal Income Fund of __%.

 The following chart compares the fund's management fee under the terms of its Present Contract for the fiscal year ended August 31, 1999, to the management fee that the fund would have incurred under the Amended Contract if it had been in effect during that period.

Present Contract Management  Amended Contract Management  Percentage Difference*
Fee*                         Fee*

$3,673,000                   $2,544,000                   (30.74%)


* Under the Present Contract, FMR pays substantially all fund expenses from the 0.55% management fee it receives from the fund. Under the Amended Contract, FMR is not responsible for paying the fund's expenses; the fund pays its operating expenses separately from the management fee. See "Modification of Management Fee Structure" on page 28 for more details.

 The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended May 31,2000, to the management fee that the fund would have incurred under the Amended Contract if it had been in effect during that period.

Present Contract Management  Amended Contract Management  Percentage Difference*
Fee*                         Fee*

$3,955,000                   $2,716,000                   (31.33%)


* Under the Present Contract, FMR pays substantially all fund expenses from the 0.55% management fee it receives from the fund. Under the Amended Contract, FMR is not responsible for paying the fund's expenses; the fund pays its operating expenses separately from the management fee. See "Modification of Management Fee Structure" on page __ for more details.

COMPARATIVE EXPENSE TABLE

 The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the 12 month period ended May 31, 2000 under the Present Contract and if the Amended Contract had been in effect during the same period.

 The following figures are based on historical expenses adjusted to reflect current fees and are calculated as a percentage of average net assets.

                          Present Contract*  Amended Contract*

Management Fee            0.55%              __%

Rule 12b-1 Fee            none               none

Other Expenses            0.00%                  %

Total Operating Expenses  0.55%              ___%

* Under the Present Contract, FMR pays substantially all fund expenses from the 0.55% management fee it receives from the fund. Under the Amended Contract, FMR is not responsible for paying the fund's expenses; the fund pays its operating expenses separately from the management fee. See "Modification of Management Fee Structure" on page __ for more details.

 EXAMPLE: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                     Present Contract                    Amended Contract

                             1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years

Spartan Short- Intermediate  $56     $176     $307     $689      $       $        $        $
Municipal Income Fund


 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the fund's Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the fund's Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the fund's management contract subject to 1940 Act constraints. Of course, any future amendments to the fund's Management Contract would require the approval of the fund's Board of Trustees.

 EFFECTIVE DATE OF AMENDED CONTRACT. If approved by shareholders, the Amended Contract will take effect on October 1, 2000 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 2001 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, or the vote of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If Amended Contract is not approved, the Present Contract will continue in effect through June 30, 2001, and thereafter only as long as its continuance is approved at least annually as above. A copy of the form of Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 3 on page 76. Except for the material modifications discussed in this proposal, the Amended Contract is substantially the same as the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract of Spartan Short-Intermediate Municipal Income Fund" beginning on page 46.)

MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on July 15, 1999. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings, the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds, and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets,
(4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed-income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded that the proposed modifications to the management fee structure, that is the implementation of the Group Fee Rate structure and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

       6. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR FIDELITY EXPORT AND MULTINATIONAL FUND.

 The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR U.K., and the trust with respect to the fund (Amended Agreement). The fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. The fund's existing sub-advisory agreement (Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FMR U.K.'S FEES UNDER THE FUND'S AMENDED AGREEMENT. THE FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.

 PRESENT AGREEMENT. Under the fund's Present Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under the fund's Present Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K. a fee equal to 110% of FMR U.K.'s costs incurred in connection with providing investment advice and research services.

 Furthermore, under the fund's Present Agreement, FMR may grant FMR U.K. investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR U.K. investment management authority under the fund's Present Agreement, FMR, NOT THE FUND, pays FMR U.K. a fee equal to 50% of FMR's monthly management fee with respect to the fund's average net assets managed by FMR U.K. on a discretionary basis.

 The fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

 PROPOSED AMENDMENT TO THE PRESENT AGREEMENT. The fund's Amended Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 On May 18, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A corresponding modification is also proposed to the amendment provisions in the fund's present management contract. See
"Modification of Management Contract Amendment Provisions" for the fund on page 84.

 A copy of the form of Amended Agreement for the fund, marked to indicate the proposed amendment, is supplied as Exhibit 4 beginning on page 81. Except for the modification discussed above, the fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of the fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 47.) If approved by shareholders, the fund's Amended Agreement will take effect on October 1, 2000 (or the first day of the first month following approval) and will remain in effect through July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. The fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If the fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2001 and thereafter only as long as its continuance is approved at least annually as above.

 FMR would continue to pay all of FMR U.K.'s fees under the fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreement to change the fees FMR pays to FMR U.K. for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND THE FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

 FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K., FMR Far East, and FIJ" on page 43.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to the fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR U.K. will remain in effect.

       7. TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR FIDELITY EXPORT AND MULTINATIONAL FUND.

 The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended sub-advisory agreement among FMR, FMR Far East, and the trust with respect to the fund (Amended Agreement). The fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Amended Agreement subject to the requirements of the 1940 Act. The fund's existing sub-advisory agreement (Present Agreement) requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. FMR PAYS ALL OF FMR FAR EAST'S FEES UNDER THE FUND'S AMENDED AGREEMENT. THE FUND'S AMENDED AGREEMENT WOULD NOT AFFECT THE FEES THAT THE FUND PAYS TO FMR UNDER ITS PRESENT MANAGEMENT CONTRACT.

 PRESENT AGREEMENT. Under the fund's Present Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the fund's Present Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East a fee equal to 105% of FMR Far East's costs incurred in connection with providing investment advice and research services. Effective January 1, 2000, FMR Far East, in turn, has entered into an agreement with FIJ, a wholly owned subsidiary of FIL, to provide such investment research and portfolio management advice as FMR Far East reasonably requests. FMR Far East, NOT THE FUND, pays FIJ a sub-advisory fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services.

 Furthermore, under the fund's Present Agreement, FMR may grant FMR Far East investment management authority with respect to all or a portion of the fund's assets, as well as the authority to buy and sell stocks, bonds, and other securities for the fund, subject to the overall supervision of FMR and the Board of Trustees. To the extent that FMR grants FMR Far East investment management authority under the fund's Present Agreement, FMR, NOT THE FUND, pays FMR Far East a fee equal to 50% of FMR's monthly management fee with respect to the fund's average net assets managed by FMR Far East on a discretionary basis.

 The fund's Present Agreement requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments.

 PROPOSED AMENDMENT TO THE PRESENT AGREEMENT. The fund's Amended Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the fund's Present Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Agreement's amendment provisions would allow amendment of the Amended Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the Amended Agreement subject to 1940 Act constraints. Of course, any future amendments to the Amended Agreement would require the approval of the Board of Trustees.

 On May 18, 2000, the Board of Trustees agreed to submit the Amended Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and the Independent Trustees. The Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the Amended Agreement without the delays and potential costs of a proxy solicitation.

 A corresponding modification is also proposed to the amendment provisions in the fund's present management contract. See
"Modification of Management Contract Amendment Provisions" for the fund on page 84.

 A copy of the form of Amended Agreement for the fund, marked to indicate the proposed amendment, is supplied as Exhibit 5 beginning on page 81. Except for the modification discussed above, the fund's Amended Agreement is substantially identical to its Present Agreement. (For a detailed discussion of the fund's Present Agreement, refer to the section entitled "Sub-Advisory Agreements" beginning on page 47.) If approved by shareholders, the fund's Amended Agreement will take effect on October 1, 2000 (or the first day of the first month following approval) and will remain in effect through July 31, 2001 and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. The fund's Amended Agreement would be terminable on 60 days' written notice by either party to the agreement and the Amended Agreement would terminate automatically in the event of its assignment. If the fund's Amended Agreement is not approved, its Present Agreement will continue in effect through July 31, 2001 and thereafter only as long as its continuance is approved at least annually as above.

 FMR would continue to pay all of FMR Far East's fees under the fund's Amended Agreement. If shareholders approve the Amended Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, further amend the Amended Agreement to change the fees FMR pays to FMR Far East for providing the services described above. IF SHAREHOLDERS APPROVE THE AMENDED AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND THE FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

 FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is FIL, an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K., FMR Far East, and FIJ" on page 43.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to the fund, if the Amended Agreement is approved by shareholders, the Amended Agreement will take effect on the first day of the first month following approval. If the Amended Agreement is not approved by shareholders, the Present Agreement with FMR Far East will remain in effect.

8. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY EXPORT AND MULTINATIONAL FUND.

 The Board of Trustees has approved, and recommends that shareholders of Fidelity Export and Multinational Fund approve a Distribution and Service Plan (the Plan) for the fund. A copy of the Plan is attached to this Proxy Statement as Exhibit 6.

 THE PLAN. The Plan was approved by the Board as provided for by Rule 12b-1 (the Rule) promulgated by the SEC under the 1940 Act. The Rule provides that an investment company (e.g., a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan "describing all material aspects of the proposed financing of distribution.'' Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.''

 The Plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares'' and from the term "indirectly'' as used in the Rule. The SEC has neither approved nor disapproved the Plan.

 The Plan contemplates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or FDC, a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by a fund to FMR. The Plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties who engage in the sale of fund shares or who render shareholder services. The Plan provides that, to the extent that the fund's payment of management fees to FMR might be considered to constitute the "indirect'' financing of activities "primarily intended to result in the sale of shares,'' such payment is expressly authorized. THE PLAN DOES NOT AUTHORIZE PAYMENTS BY THE FUND OTHER THAN THOSE THAT ARE TO BE MADE TO FMR UNDER ITS MANAGEMENT CONTRACT.

 The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

 Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.

 The Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons'' of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund or to increase materially the amount spent by the fund for distribution without the approval of a majority of the outstanding shares of the fund and the Trustees. All material amendments to the Plan must be approved by a majority of the non-interested Trustees. The Plan, and any agreements related to the Plan, may be terminated at any time by a vote of the majority of the non-interested Trustees or by a vote of a majority of the outstanding shares of the fund. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund, and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.

 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that the fees paid by the fund to FMR under the Management Contract are fair and reasonable, that the services provided thereunder are necessary and appropriate for the fund and its shareholders, and that the fund does not indirectly finance the distribution of its shares in contravention of the Rule. Nonetheless, the Trustees concluded that adoption of the Plan would avoid legal uncertainties which might arise as a result of what they and FMR believe to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the adoption of the Plan is advisable to minimize such legal uncertainties and to provide other benefits to the fund and its shareholders.

 The Trustees noted that the fund's Plan does not involve any direct payment by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund, and that any amendment of the fund's Management Contract with FMR to increase the amount paid by the fund thereunder would require approval of both the Trustees and the fund's shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of a Plan appropriate; the way in which a Plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by the Plan; the merits of possible alternatives to the Plan; the interrelationship between the Plan and the activities of FMR in financing the distribution of the fund's shares; the possible benefits of the Plan to FMR and its affiliates relative to those expected to accrue to the fund; and consequently the effects of the Plan on existing shareholders.

 The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of the fund's Management Contract with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of the fund's shares. In addition, the Board of Trustees considered alternatives to the Plan, including direct payments by the fund to FDC and/or third parties and the implementation of a sales load. The Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under the Plan, additional sales of the fund's shares may result. The Trustees believe that this flexibility has the potential to benefit the fund by reducing the possibility that the fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.

 The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this ability to be an important benefit to the fund and its shareholders.

 CONCLUSION. For the reasons stated above, the members of the Board of Trustees unanimously concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR approval of the Plan. With respect to the fund, if the Plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under the Plan.

9. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME FUND FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER.

 The Board of Trustees has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 7. The Plan of Reorganization provides for the reorganization of Spartan Short-Intermediate Municipal Income Fund (the Fund) from a separate series of Fidelity Union Street Trust (the Trust), a Massachusetts business trust, to a newly-established, separate series of Fidelity Municipal Trust (Municipal Trust), also a Massachusetts business trust (the Reorganization).

 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this Proxy Statement. A separate series of Municipal Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this Proxy Statement).

 Both the Trust and Municipal Trust are Massachusetts business trusts. The Trust is presently seeking shareholder authorization to adopt the form of New Declaration of Trust (New Declaration of Trust) that is described in Proposal 3 in this Proxy Statement. If Proposal 3 is approved by shareholders, Municipal Trust's Declaration of Trust would differ in a number of significant ways from the New Declaration of Trust. Accordingly, following the Reorganization, the rights of the Fund's shareholders under Municipal Trust's Declaration of Trust will differ from the rights that shareholders would enjoy under the Trust's New Declaration of Trust. Generally, Municipal Trust's Declaration of Trust provides the Trustees with less flexibility and narrower authority to act. For example, Municipal Trust's Declaration of Trust requires a shareholder vote to allow FMR to enter into a management contract with Municipal Trust on behalf of the Fund. Municipal Trust's Declaration of Trust also requires to merge or reorganize classes of the Fund, or to effect mergers, reorganizations, and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers. However, Municipal Trust's Declaration of Trust does not alter in any way the Trustees' fiduciary obligations to act with due care and in the shareholders' interests. For a more complete description of the differences between the Trust's New Declaration of Trust and Municipal Trust's Declaration of Trust, see "Comparison of Declarations of Trust" on page 38. A copy of Municipal Trust's Declaration of Trust marked to show differences from the Trust's New Declaration of Trust is attached as Exhibit 8 to this Proxy Statement.

 If shareholders do not approve the New Declaration of Trust, the rights of the Fund's shareholders after the Reorganization under Municipal Trust's Declaration of Trust would differ from the rights that the shareholders currently enjoy under the Trust's existing Declaration of Trust (Current Declaration of Trust). The differences discussed in Proposal 3 between the Trust's Current Declaration of Trust and the form of New Declaration of Trust are the same as the differences between the Current Declaration of Trust and Municipal Trust's Declaration of Trust, with the exceptions mentioned above and in "Comparison of Declarations of Trust" on page 38.

  The Reorganization will not affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds.

 In connection with the Reorganization, the Fund's fiscal year end will change from August to December. The Trustees may change the fiscal year end of the Fund at their discretion in the future.

 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract substantively identical to the contract in effect between FMR and the Fund immediately prior to the Closing Date (including as it may be modified pursuant to a vote of shareholders of the Fund as proposed in the Proxy Statement (see Proposal 5)) (New Management Contract); similarly, FIMM, the Fund's sub-adviser, will have primary responsibility for providing portfolio investment advisory services to the Series under a Sub-Advisory Agreement substantively identical to the agreement in effect between FIMM and FMR immediately prior to the Closing Date (New Sub-Advisory Agreement).

 The Fund's distribution agent, FDC, will distribute shares of the Series under a General Distribution Agreement substantively identical to the contract in effect between FDC and the Fund immediately prior to the Closing Date.

 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of the Trust, which has four series of shares or funds. The Board of Trustees unanimously recommends reorganization of the Fund to a separate series of Municipal Trust (i.e., into the Series), which will succeed to the business of the Fund. Moving the Fund from the Trust to Municipal Trust will consolidate and streamline the production and mailing of certain legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.

 The fund is presently the only Spartan federally tax-free bond fund offered by FDC that does not have a fiscal year ending December 31. Consequently, separate annual reports, prospectuses, and statements of additional information are produced for this fund. The proposed change would allow FMR to consolidate the documents for three federally tax-free Spartan funds for increased efficiency in producing and mailing certain documents. In addition, a combined prospectus will enhance the discussion of the Fund by presenting it in the context of a full spectrum of tax-free choices.

 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of the Trust, including all of the Trustees who are not interested persons of FMR, on July 15, 1999. The Board of Trustees recommends that Fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the reorganization of the Fund to a separate series of Municipal Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page 39); and authorization of the Trust, as sole shareholder of the Series, to approve (i) the New Management Contract; (ii) the New Sub-Advisory Agreement; and (iii) the Distribution and Service Plan for the Series under Rule 12b-1, substantively identical to the Plan in effect with respect to the Fund immediately prior to the Closing Date (the New Plan). If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of the Trust.

 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself.

 On the Closing Date (defined below) of the Reorganization, the Fund will transfer all of its assets to the Series, a series of shares of Municipal Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest in the Series (Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Series Share for each Fund share (Fund Shares) held by the shareholders on the Closing Date to each Fund shareholder, in exchange for such Fund Shares. Immediately after this distribution of the Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.

 The Plan of Reorganization authorizes the Trust as the sole initial shareholder of the Series to approve (i) the New Management Contract,
(ii) the New Sub-Advisory Agreement, and (iii) the New Plan.

 Municipal Trust's Board of Trustees will hold office without time limits, except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of Municipal Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The New Management Contract, the New Sub-Advisory Agreement, and the New Plan will take effect on the Closing Date. The New Management Contract and the New Sub-Advisory Agreement will continue in force until June 30, 2001. The New Plan will continue in force until April 30, 2001. The New Sub-Advisory Agreement and the New Management Contract will continue in force thereafter from year to year so long as their continuance is approved at least annually by (i) the vote of a majority of the Trustees who are not "interested persons" of Municipal Trust, FMR, or, in the case of the Sub-Advisory Agreement, FIMM, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract and the New Sub-Advisory Agreement will be terminable without penalty on sixty days' written notice either by Municipal Trust, FMR, or FIMM, as the case may be, and will terminate automatically in the event of its assignment. The New Plan may be terminable at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the fund.

 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on February 28, 2001 (Closing Date). However, the Reorganization may become effective at such other date as the parties may agree in writing.

 The obligations of the Trust and Municipal Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Generally, either party may at any time waive the other party's compliance with any of the covenants and conditions contained in, or both parties may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.

 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. Municipal Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund Shares.

 EXPENSES. The Fund and the Series shall each be responsible for all of their respective expenses of the Reorganization, estimated at $______ in the aggregate.

 COMPARISON OF DECLARATIONS OF TRUST. Municipal Trust's Declaration of Trust differs from the Trust's New Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant differences between the Trust's New Declaration of Trust and Municipal Trust's Declaration of Trust.

  DIFFERENCES BETWEEN THE TRUST'S NEW DECLARATION OF TRUST AND MUNICIPAL TRUST'S DECLARATION OF TRUST. The New Declaration of Trust explicitly allows for the merger or reorganization of a class. Although the Trustees are not prohibited from authorizing the issuance, merger or reorganization of classes of shares under Municipal Trust's Declaration of Trust, the Trust's New Declaration of Trust explicitly describes their ability, without a vote of shareholders, to change or abolish existing classes of shares. In addition, the New Declaration of Trust explicitly allows the Trustees to effect mergers, reorganizations, and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers. The New Declaration of Trust allows FMR to enter into a Management Contract with the Trust, on behalf of each fund, subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, Municipal Trust's Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of the Trust.

 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust will receive an opinion from its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Series Shares to the Fund's shareholders in exchange for their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.

 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to reorganize the Fund into a separate series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page 40); and authorization of the Trust, as sole shareholder of the Series, to approve (i) the New Management Contract, (ii) the New Sub-Advisory Agreement for the Series between FMR and FIMM, and (iii) the New Plan. If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a series of the Trust.

10. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF SPARTAN
    SHORT-INTERMEDIATE MUNICIPAL INCOME FUND.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would eliminate one of the fund's fundamental investment policies. The fund's investment objective and an investment policy currently read as follows:

 "Spartan Short-Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital by investing primarily in short term municipal obligations."

 If the proposal is approved, the fund's investment objective would remain unchanged but the investment policy would be eliminated as follows (deleted language is [bracketed]):

 "Spartan Short-Intermediate Municipal Income Fund seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital [by investing primarily in short term municipal obligations]."

 Because the fund's investment objective and foregoing policy are fundamental, they cannot be modified or eliminated without shareholder approval.

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the foregoing fundamental policy will allow the fund to communicate more clearly its investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policies of investing in investment-grade municipal debt securities and of normally maintaining a dollar-weighted average maturity between two and five years. As noted above, fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

 Eliminating the fundamental investment policy as described above will have no material effect on the way the fund is managed.

 CONCLUSION. The Board of Trustees has concluded that eliminating the fundamental investment policy as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when disclosure is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment objective and policies will not change.

11. TO ELIMINATE SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE
    NON-FUNDAMENTAL POLICY.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy that is standard for other Fidelity national municipal bond funds. If shareholders approve this proposal, the Trustees intend to eliminate the fund's fundamental 80% investment policy and adopt a non-fundamental policy that uses an 80% "asset test" rather than an "income test." Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed without shareholder approval.

 The current fundamental 80% investment policy for the fund is as follows:

 "The fund will normally invest so that at least 80% of its income is free from federal income tax."

 If the proposal to eliminate the current fundamental policy is approved, the Trustees intend to adopt the following non-fundamental policy:

 "The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax."

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the fund's fundamental 80% investment policy and adopting the comparable non-fundamental policy described above will allow the Trustees to modify the fund's 80% policy, as necessary, to comply with the SEC's "name test rule" (Name Test Rule), if it is adopted, without having to incur the potential costs and delays of conducting a shareholder meeting.

 The SEC proposed the Name Test Rule in February 1997. The Name Test Rule governs the use of mutual fund names and, if and when eventually adopted by the SEC, may apply to the fund. If a definitive version of the rule is ultimately adopted, the fund's 80% policy may require modification to comply with the requirements of the definitive rule. Briefly stated, eliminating the fund's fundamental 80% investment policy and adopting the comparable non-fundamental policy described above will give the Trustees the flexibility to comply more quickly with the definitive Name Test Rule, if and when adopted.

 In addition, adopting an asset-based 80% investment policy limit may facilitate the fund's compliance efforts because the asset-based test can be efficiently monitored.

 As noted above, fundamental investment policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies are still subject, however, to the supervision of the Board of Trustees. Therefore, any future changes to the fund's non-fundamental 80% policy, while not requiring shareholder approval, would require approval of the Board.

 Eliminating the current fundamental 80% investment policy and adopting the non-fundamental 80% investment policy described above will have no material effect on the way the fund is managed. Rather, approval of the proposal will provide the Trustees with additional flexibility to respond to future regulatory changes and developments in the marketplace.

 CONCLUSION. The Board of Trustees believes that eliminating the fund's fundamental 80% investment policy and adopting the comparable non-fundamental investment policy as described above will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's disclosure is revised to reflect them. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy will remain unchanged.

12. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.

 Spartan Arizona Municipal Income Fund's, Spartan Maryland Municipal Income Fund's, and Spartan Short-Intermediate Municipal Income Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:

 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry."

 Fidelity Export and Multinational Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:

 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."

 The Trustees recommend that shareholders of Spartan Arizona Municipal Income Fund, Spartan Maryland Municipal Income Fund and Spartan
Short-Intermediate Municipal Income Fund vote to replace their fundamental investment limitation with the following amended fundamental investment limitation governing concentration:

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; securities of other investment companies; or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."

 The Trustees recommend that shareholders of Fidelity Export and Multinational Fund vote to replace this fundamental limitation with the following amended fundamental investment limitation governing concentration:

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED

 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."

 The primary purpose of the proposal is to explicitly exclude investment companies from each fund's fundamental concentration limitation.

 FMR does not believe that investment companies should be treated as an industry for purposes of each fund's fundamental concentration limitation. Significant investments in investment companies do not expose a fund to the risks of specific industry, such as financial services or real estate.

 The proposal also serves to conform each fund's fundamental investment limitation concerning concentration to a limitation which is expected to become standard for all similar funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

 Adoption of the proposed limitation concerning concentration is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the selection of securities or instruments by FMR for each fund.

 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

13. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.

 Each fund's current fundamental investment limitation concerning underwriting states:

 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

 The Trustees recommend that shareholders of each fund vote to replace this limitation with the following fundamental investment limitation governing underwriting:

 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies."

 The primary purpose of the proposal is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

 The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Export and Multinational Fund and Spartan
Short-Intermediate Municipal Income Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit 8 beginning on page 102.

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; Peter S. Lynch, Vice Chairman; and Abigail P. Johnson, Senior Vice President. With the exception of Ms. Johnson, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, Ms. Johnson, John H. Costello, Matthew N. Karstetter, Maria F. Dwyer, Eric D. Roiter, Stanley N. Griffith, Thomas Simpson, Robert A. Dwight, Dwight D. Churchill, Christine J. Thompson, George A. Fischer, and Norman U. Lind are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of John H. Costello, Matthew N. Karstetter, Maria F. Dwyer, Thomas Simpson and Robert A. Dwight, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail
P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period September 1, 1998 through May 31, 2000, [the following transactions/no transactions] were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FIMM

 FIMM is a wholly owned subsidiary of FMR formed in 1997 to provide portfolio management services to certain Fidelity funds and investment advice with respect to fixed-income instruments.

 Funds with investment objectives similar to Spartan
Short-Intermediate Municipal Income Fund for which FMR has entered into a sub-advisory agreement with FIMM, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 9 beginning on page 102.

 The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert
C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of FMR U.K. and FMR Far East. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR FAR EAST, AND FIJ

 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may grant FMR U.K. and FMR Far East investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund. FIJ is a wholly owned subsidiary of FIL, organized in Japan in 1986 to provide research and investment recommendations with respect to companies primarily based in Japan and other parts of Asia.

 Funds with investment objectives similar to Fidelity Export and Multinational Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 10 beginning on page 113.

 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FIMM; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

 The Directors of FIJ are Billy Wilder, President, Simon Haslam, Edward C. Johnson 3d, Noboru Kawai, Yasuo Kuramoto, Tetsuzo Nishimura, Takeshi Okazaki, and Hiroshi Yamashita. With the exception of Mr. Edward C. Johnson 3d, the principal business address of each of the Directors is Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan. The principal business address of Mr. Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACT FOR FIDELITY EXPORT AND MULTINATIONAL FUND

 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 4.

 In addition to the management fee payable to FMR, the fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although the fund's current management contract provides that the fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the fund for fiscal 1999 amounted to $1,190,683. Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the fund for fiscal 1999 amounted to $203,216. FSC also received fees for administering the fund's securities lending program. Securities lending costs are based on the number and duration of individual securities loans. Securities lending costs for fiscal 1999 for Fidelity Export and Multinational Fund were $980.

 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenue paid to, and retained by, FDC for fiscal 1999 amounted to $____.

 FMR is the fund's manager pursuant to a management contract dated July 14, 1994, which was approved by FMR, as the then sole shareholder of the fund on July 14, 1994.

 For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $762 billion of group net assets - the approximate level for August 1999 - was 0.2818%, which is the weighted average of the respective fee rates for each level of group net assets up to $762 billion.

On January 1, 1996 and August 1, 1999, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase.

GROUP FEE RATE SCHEDULE                 EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized  Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .5200%             $ 1 billion      .5200%

 3 - 6                .4900               50              .3823

 6 - 9                .4600               100             .3512

 9 - 12               .4300               150             .3371

 12 - 15              .4000               200             .3284

 15 - 18              .3850               250             .3219

 18 - 21              .3700               300             .3163

 21 - 24              .3600               350             .3113

 24 - 30              .3500               400             .3067

 30 - 36              .3450               450             .3024

 36 - 42              .3400               500             .2982

 42 - 48              .3350               550             .2942

 48 - 66              .3250               600             .2904

 66 - 84              .3200               650             .2870

 84 - 102             .3150               700             .2838

 102 - 138            .3100               750             .2809

 138 - 174            .3050               800             .2782

 174 - 210            .3000               850             .2756

 210 - 246            .2950               900             .2732

 246 - 282            .2900               950             .2710

 282 - 318            .2850               1,000           .2689

 318 - 354            .2800              1,050            .2669

 354 - 390            .2750               1,100           .2649

 390 - 426            .2700              1,150            .2631

 426 - 462            .2650              1,200            .2614

 462 - 498            .2600              1,250            .2597

 498 - 534            .2550              1,300            .2581

 534 - 587            .2500              1,350            .2566

 587 - 646            .2463              1,400            .2551

 646 - 711            .2426

 711 - 782            .2389

 782 - 860            .2352

 860 - 946            .2315

 946 - 1,041          .2278

 1,041 - 1,145        .2241

 1,145 - 1,260        .2204

 Over 1,260           .2167


 The fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for August 1999, the fund's annual management fee rate would be calculated as follows:

Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

0.2818%         +  0.30%                     =  0.5818%

 One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

 During fiscal 1999, FMR received $2,366,942 for its services as investment adviser to the fund. This fee was equivalent to 0.58% of the average net assets of the fund.

 FMR may, from time to time, voluntarily agree to reimburse all or a portion of the fund's total operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. This arrangement can be discontinued by FMR at any time.

 FMR has voluntarily agreed, subject to revision or discontinuance, to reimburse the fund to the extent that its total operating expenses, as a percentage of its average net assets exceed 2.00%.

PRESENT MANAGEMENT CONTRACT FOR
SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME FUND

 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 3.

 Citibank has entered into a sub-agreement with FSC, an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agency, dividend disbursing and shareholder servicing functions for the fund. Under the sub-agreement, FSC bears the expense of typesetting, printing and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, except proxy statements. FSC also pays all out-of-pocket expenses associated with transfer agent services. Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by Citibank on behalf of the fund for the fiscal year ended August 31, 1999 were $____.

 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 FDC received no payments from the fund pursuant to a Distribution and Service Plan under Rule 12b-1. The Plan does not authorize payments by the fund other than those that are to be made to FMR under its management contract.

 FMR is the fund's manager pursuant to a management contract dated October 18, 1993, which was approved by shareholders on November 13, 1991.

 FMR is responsible for the payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing and mailing proxy materials to shareholders; legal expenses, fees of the custodian, auditor, and interested Trustees; the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agency, dividend disbursing, and shareholder services, and pricing and bookkeeping services.

 FMR pays all other expenses of the fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees), interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.55% of its average net assets throughout the month. Fees received by FMR, after reduction of fees and expenses paid by the fund to the non-interested trustees, for the fiscal year ended 1999 from the fund were $3,673,000.

 FMR may, from time to time, voluntarily agree to reimburse all or a portion of the fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. This arrangement can be discontinued by FMR at any time.

SUB-ADVISORY AGREEMENTS

 On behalf of Spartan Short-Intermediate Municipal Income Fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for providing portfolio investment management services to the fund.

 Under the sub-advisory agreement dated January 1, 1999, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended August 31, 1999, FMR paid FIMM fees of $1,242,000.

 On behalf of Fidelity Export and Multinational Fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. FMR Far East, in turn, has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. FMR may also grant FMR U.K. and FMR Far East investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. The sub-advisory agreements with FMR U.K. and FMR Far East, dated July 14, 1994, were approved by FMR as sole shareholder of the fund on July 14, 1994. FMR Far East's sub-advisory agreement with FIJ is dated January 1, 2000.

 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ, which was organized in 1986, is a wholly owned subsidiary of FIL. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services. FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services.

 On behalf of Fidelity Export and Multinational Fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

 For providing investment advice and research services, on behalf of Fidelity Export and Multinational Fund, the fees paid to the sub-advisers for the fiscal year ended August 31, 1999 were as follows:

                       FMR U.K.                      FMR Far East

Fidelity Export and     $12,745                       $8,872
Multinational Fund


PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

 For Fidelity Export and Multinational Fund, FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

 For Spartan Arizona Municipal Income Fund, Spartan Maryland Municipal Income Fund, and Spartan Short-Intermediate Municipal Income Fund, FMR may place agency transactions with National Financial Services
Corporation (NFSC), an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

 During fiscal 1999, Fidelity Export and Multinational Fund paid brokerage commissions of $164,828 to NFSC. During fiscal 1999, this amounted to approximately 12.67% of the aggregate brokerage commissions paid by the fund.

 During fiscal 1999, Spartan Arizona Municipal Income Fund, Spartan Maryland Municipal Income Fund, and Spartan Short-Intermediate
Municipal Income Fund paid no brokerage commissions to affiliated brokers.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.



EXHIBIT 1

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

The language to be added to the current Declaration of Trust is ((underlined)), and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current
Declaration of Trust remain underlined in this Exhibit.

((FORM OF)) AMENDED AND RESTATED DECLARATION OF TRUST
FIDELITY UNION STREET
[DATED SEPTEMBER 14, 1995]

 AMENDED AND RESTATED DECLARATION OF TRUST, made [September 14, 1995] ((__,__)) by each of the Trustees whose signature is affixed hereto (the "Trustees")((.))

 WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration ((of
Trust)) to incorporate amendments duly adopted; [and]

 WHEREAS, this [T]((t))rust was initially made on March 1, 1974 by Edward C. Johnson 3d, Caleb Loring, Jr., George K. McKenzie, and William R. Spaulding in order to establish a trust[((_))fund] for the investment and reinvestment of funds contributed thereto; ((and))

 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust[fund] hereunder shall be held and managed in [T]((t))rust under this Amended and Restated Declaration of Trust as herein set forth below.
_________________________________________________
ARTICLE I
NAME AND DEFINITIONS

NAME

 SECTION 1. This Trust shall be known as "Fidelity Union Street
Trust."

DEFINITIONS

 SECTION 2. Wherever used herein, unless otherwise required by the context or specifically provided:

 (a) The [T]((t))erms "Affiliated Person((,))"[,] "Assignment((,))"[,] "Commission((,))"[,] "Interested Person((,))"[,] "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time;]((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;))

 [(b) The "Trust" refers to "Fidelity Union Street Trust" and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;]

 (((b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;))

 (((c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;))

 (((d) "Declaration of Trust" means this Amended and Restated
Declaration of Trust, as further amended or restated, from time to time;))

 [(c)](((e))) "Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;

 [(d)](((f))) "Shareholder" means a record owner of Shares of the Trust;

(((g) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state securities laws;))

 (((h) "Series" refers to any series of Shares of the Trust established in accordance with the provisions of Article III;))

 (((i) "Trust" refers to Fidelity Union Street Trust and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;))

 [(e) The](((j))) "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; ((and))

 [(f) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of each Series shall be divided from time to time, and includes fractions of shares as well as whole shares consistent with the requirements of Federal and/or other securities laws;]

 [(g) The](((k))) "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time((.))[; and]

 [(h) "Series" refers to series of Shares of the Trust established in accordance with the provisions of Article III.]

ARTICLE II
PURPOSE OF TRUST

 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

 SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series ((or Classes of Series ))as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized ))Shares ((of each Series, and Class thereof, is unlimited((.)) [and] ((thereof, ))is unlimited((.))[and]((E))[e]ach E[e]ach Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion((,)) and without obtaining any prior authorization or vote of the Shareholders ((of any Series or Class ))of the Trust (((a))) to create and establish (and to change in any manner) Shares ((or any Series or Classes thereof)) with such preferences, voting powers, rights((,)) and privileges as the Trustees may((,)) from time to time((,)) determine; [,]((;(b))) to divide or combine the Shares(( or any Series or Classes thereof)) into a greater or lesser number[,]((;
(c))) to classify or reclassify any issued Shares into one or more Series ((or Classes ))of Shares[,]((; (d))) to abolish any one or more Series ((or Classes ))of Shares[,]((;)) and(( (e))) to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES

 SECTION 2. The establishment of any Series ((or Class thereof ))shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series(( or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution)). At any time that there are no Shares outstanding of any particular Series ((or Class ))previously established and designated, the Trustees may by a majority vote abolish [that]((such)) Series ((or Class ))and the establishment and designation thereof.

OWNERSHIP OF SHARES

 SECTION 3. The ownership of Shares shall be recorded in the books of the Trust(( or a transfer or similar agent)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust(( as kept by the Trust or by any transfer or similar agent, as the case may be, ))shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

 SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash((,[))or] securities((, or other property)) in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,] (a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof, ))and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES ((AND CLASSES))

 SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange((,)) or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition((,)) any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which]((that)) are not readily identifiable as belonging to any particular Series[,] ((or Class,))shall be allocated by the Trustees between and among one or more of the Series(( or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes ))for all purposes[,] and shall be referred to as assets belonging to that Series(( or Class)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,] ((or of its agent or agents)) and shall be held by the Trustees in [T]((t))rust for the benefit of the holders of Shares of that Series.

 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges((,)) and reserves attributable to that Series((, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class.)) Any general liabilities, expenses, costs, charges((,)) or reserves of the Trust that are not readily identifiable as belonging to any particular Series ((or Class)) shall be allocated and charged by the Trustees between or among any one or more of the Series ((or Classes)) in such manner as the Trustees((,)) in their sole discretion((, ))deem fair and equitable((, ))and shall be referred to as "liabilities belonging to" that Series ((or Class)). Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))

NO PREEMPTIVE RIGHTS

 SECTION 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

 SECTION 7.(( Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any [s]((S))hareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract((,)) or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series ))shall include a recitation limiting the obligation represented thereby to the Trust ((or to one or more Series ))and its ((or their)) assets (but the omission of such a recitation shall not operate to bind any Shareholder(( or Trustee))).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST

 SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

[ELECTION: INITIAL TRUSTEES]
((INITIAL TRUSTEES; ELECTION))

 SECTION 2. ((The initial Trustees shall be at least three individuals who shall affix their signatures hereto.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3d, Caleb Loring, Jr., George K. McKenzie and William R. Spaulding and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the
Article IV.]

TERM OF OFFICE OF TRUSTEES

 SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3) ))of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote of two-thirds (((2/3) ))of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

 SECTION 4. In case of the declination, death, resignation, retirement, ((or)) removal[, incapacity, or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number(( of the Trustees)), or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company Act of 1940]((1940 Act)). Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing))power of appointment is subject to the provisions of Section 16(a) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)).

TEMPORARY ABSENCE OF TRUSTEES

 SECTION 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

 SECTION 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] ]physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity[,] shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

 SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

 SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust(( or Series)).

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

 SECTION 1. The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act,)) [T]((t))he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which]((that)) they, in their [uncontrolled] ]discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the]((this)) Declaration of Trust or the Bylaws of the Trust, ((if any, ))the Trustees shall have power and authority:

 (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((,)) in any event((,)) being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.

 (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

 (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

 (d) To employ(( one or more banks, trust companies, companies that are members of)) a [a bank or trust company] ((national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) as custodian((s)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

 (e) To retain a transfer agent and Shareholder servicing agent, or both.

 (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.

 (g) To set record dates in the manner hereinafter provided for.

 (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent] ((investment adviser, manager, ))custodian((, [or] ))underwriter((, or other agent or independent contractor.))

 (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.

 (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

 (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

 (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees[, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].

 (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III(( and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws))

 (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((or Class, as appropriate, ))or to apportion the same between or among two or more Series ((or Classes, as appropriate)), provided that any liabilities or expenses incurred by a particular Series ((or Class ))shall be payable solely out of the assets belonging to that Series as provided for in Article III.

 (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

 (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.

 (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

 (r) To borrow money((, and to pledge, mortgage((,)) or hypothecate the assets of the Trust, subject to ((the)) applicable requirements of the 1940 Act.

 (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

 (((t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.))

 (((u) To interpret the investment policies, practices or limitations of any Series.))

 (((v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.))

 [(t)](((w))) Notwithstanding any other provision hereof, to invest all ((or a portion ))of the assets of any [s]((S))eries in [a single]((one or more)) open-end investment [company]((companies)) including investment by means of transfer of such assets in exchange for an interest or interests in such investment company(( or companies or by any other method approved by the Trustees)).

 (((x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))

 ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.))

 ((The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))

 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

 SECTION 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws((, if any))

ACTION BY THE TRUSTEES

 SECTION 3. ((Except as otherwise provided herein or in the 1940 Act, [T]t))he Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of]((at which)) the Trustees ((are present in person)). At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date((,)) and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((, telefax, ))[or]telegram((, or other electro-mechanical means)) sent to his home or business address at least twenty-four (((24) ))hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72) ))hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))

CHAIRMAN OF THE TRUSTEES

 SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

 SECTION 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type [P]((p))rospectuses and [S]((s))tatements of [A]((a))dditional [I]((i))nformation[,]((;)) expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues[,]((;)) and for such [non-recurring] items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses((,)) and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL [,]UNDERWRITER, AND TRANSFER AGENT

INVESTMENT ADVISER

 SECTION 1. Subject to [a Majority Shareholder Vote,]((applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, ))the Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, ))including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

 SECTION 2. The Trustees may in their discretion from time to time enter into [a]((an exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof ))providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion((,)) determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any[; and]((.)) ((S[s]uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

 SECTION 3. The Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into [a]((one or more)) transfer agency and Shareholder service contracts whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The]Such contract((s)) shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

 SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

 SECTION 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act,(( as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission ))([including any amendments thereof]or other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, ((its amendment, ))its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to
Section 1 shall be effective unless assented to by a Majority
Shareholder Vote].

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

 SECTION 1.(( The Shareholders shall have power to vote (a) for the election of Trustees as provided in Article IV, Section 2; (b) for the removal of Trustees as provided in Article IV, Section 3(d); (c) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4;
(e) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and (g) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Commission or any state, as the Trustees may consider desirable.))

 [ The Shareholders shall have power to vote.] On any matter submitted to a vote of the Shareholders, all [s]((S))hares shall be voted by individual Series, ((except as provided in the following sentence and)) except[(i)](((a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)](((b))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. ))A [s]((S))hareholder of each Series(( or Class thereof)) shall be entitled to one vote for each dollar of net asset value (number of [s]((S))hares owned times net asset value per share) [per share ]of such [s]((S))eries ((or Class thereof ))on any matter on which such [s]((S))hareholder is entitled to vote((,)) and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust((, if any,)) to be taken by Shareholders.

MEETINGS

 SECTION 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10) ))of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission))[as the same may be amended from time to time], seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said
Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15) ))days' notice of any meeting.

QUORUM AND REQUIRED VOTE

 SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class ))shall vote as a Series(( or Class then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series(( or Class)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or ))by any provision of this Declaration of Trust or the Bylaws,(( if any,)) a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class ))shall vote as a Series ((or Class)), then a majority of the Shares of that Series ((or Class ))voted on the matter shall decide that matter insofar as that Series ((or Class ))is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))

ARTICLE IX
CUSTODIAN

APPOINTMENT AND DUTIES

 SECTION 1. The Trustees shall at all times employ a bank[ or]((, a company that is a member of a national securities exchange, ))trust company((, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations [or]((and)) other requirements, if any, as may be contained in the Bylaws of the Trust((, if any)):

(1) to hold the securities owned by the Trust and deliver the same upon written order ((or oral order)), if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

(3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

(1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

 (2) to compute, if authorized to do so [by(( ))the Trustees], the Net Asset Value of any Series ((or Class thereof ))in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

[ If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank[or]((, a company that is a member of a national securities exchange,)) [organized under the laws of the United States or one of the states thereof and]((,)) ((or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder)), having capital, surplus((,)) and [individual]((undivided)) profits of at least two million dollars ($2,000,000)((,)) or such other ((amount as shall be allowed by the Commission or by the 1940 Act))[person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act as from time to time amended].

CENTRAL CERTIFICATE DEPOSITORY SYSTEM

 SECTION 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act[ as from time to time amended], pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust(( or its custodian, subcustodians, or other authorized agents)).

ARTICLE X
[DISTRIBUTIONS AND REDEMPTIONS]
DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE

DISTRIBUTIONS

SECTION 1.

 (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

 (b) The Trustees shall have ((the ))power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series((, or Classes thereof,)) at the election of each Shareholder of that Series.

 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))

 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a dividend of stock or other property ))pro rata among the Shareholders of a particular Series((, or Class thereof,)) as of the record date of that Series ((or Class ))fixed as provided in ((Article XII, ))Section 3 [ hereof a "stock dividend"].

REDEMPTIONS

 SECTION 2. In case any holder of record of Shares of a particular Series(( or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash ((or property ))from the assets of that Series((, and payment for such Shares ((less any applicable deferred sales charges and/or fees ))shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE ((AND VALUATION OF PORTFOLIO ASSETS))

 SECTION 3. The term "Net Asset Value" of any Series ((or Class ))shall mean that amount by which the assets of that Series[,] ((or Class ))exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class ))of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time((,)) the Trustees may cause the value [par]((per)) Share last determined to be determined again in ((a ))similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

 SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))

((REDEMPTION OF SHARES ))

 ((SECTION 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto),
(ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.))

((The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.))

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

 SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((, or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION ((OF COVERED PERSONS))

SECTION 2.

 (a) Subject to the exceptions and limitations contained in Section
(b) below:

 (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

 (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

 (b) No indemnification shall be provided hereunder to a Covered
Person:

 (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

 (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,

 (A) by the court or other body approving the settlement;

 (B) by at least a majority of those Trustees who are neither
[i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

 (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)](((i))) such Covered Person shall have provided appropriate security for such undertaking[, (b)]((; (ii))) the Trust is insured against losses arising out of any such advance payments((;)) or [(c)](((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

INDEMNIFICATION OF SHAREHOLDERS

 SECTION 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS

TRUST NOT A PARTNERSHIP((, ETC.))

 SECTION 1. It is hereby expressly declared that a trust ((is created hereby)) and not a partnership((, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust))[is created hereby]. No Trustee hereunder shall have any power to ((personally ))bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present((,)) or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

[TRUSTEE'S]((TRUSTEES')) GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR
SURETY

 SECTION 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or [O]((o))mission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

 SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

[TERMINATION OF TRUST]
((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))

     [(a)] ((SECTION 4.1. DURATION.)) [This]((The)) Trust shall continue without limitation of time((,)) but subject to the provisions [of subsection (b)]of this [Section 4]((Article XII)).

 [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

  [(i) sell and convey the assets or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

 [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series].

 ((SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS.))

 (((a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated:))

  (((i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or))

  (((ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. ))

 ((The Trustees shall provide written notice to the affected
Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,))

 (((i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;))

 (((ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below; and))

 [Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.]

 [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]

 (((iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and))

 (((b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, if required, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.))

 ((SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.))

 ((SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.))

FILING OF COPIES, REFERENCES, AND HEADINGS

 SECTION 5. The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of [t]((T))rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d]((D))eclaration of [t]((T))rust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

 SECTION 6. The [t]((T))rust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust((, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.))

AMENDMENTS

 [Section 7. If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.]

 SECTION 7. ((Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII;
(b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this
Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.))

FISCAL YEAR

 SECTION 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, [in]((if)) any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

 SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR(( or a subsidiary or affiliate thereof ))as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity((.))"[.] FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations((,)) or businesses [which]((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

((Provisions in Conflict with Law or Regulations))

 ((SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.))

(((b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))

 IN WITNESS WHEREOF, the undersigned, being all of the initial
Trustees of the Trust, have executed this instrument [this 14th day of September, 1995] ((as of the date set forth above)).

[SIGNATURE LINES OMITTED]



EXHIBIT 2

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED


FORM OF
MANAGEMENT CONTRACT
between
FIDELITY UNION STREET TRUST:
FIDELITY EXPORT ((AND MULTINATIONAL)) FUND and
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [AGREEMENT]((AMENDMENT AMENDED and RESTATED as of)) this [14th](( ))day of [July 1994] ((__, 200 )), by and between Fidelity Union Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Export ((and Multinational ))Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")(( as set forth in its entirety below)).

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated July 14, 1994, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on October 1, 2000.

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

 (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

GROUP FEE RATE SCHEDULE

Average [Net]((Group)) Assets  Annualized [Fee]  ((Rate))
                               [(for each level)]

 0 - $3 billion                .5200%

 3 - 6                         .4900%

 6 - 9                         .4600%

 9 - 12                        .4300%

 12 - 15                       .4000%

 15 - 18                       .3850%

 18 - 21                       .3700%

 21 - 24                       .3600%

 24 - 30                       .3500%

 30 - 36                       .3450%

 36 - 42                       .3400%

 42 - 48                       .3350%

 48 - 66                       .3250%

 66 - 84                       .3200%

 84 - 102                      .3150%

 102 - 138                     .3100%

 138 - 174                     .3050%

 174 - 210                     .3000%

 210 - 246                     .2950%

 246 - 282                     .2900%

 282 - 318                     .2850%

 318 - 354                     .2800%

 354 - 390                     .2750%

[over 390]                      [.2700%]

 ((390 - 426))                 ((.2700))%

 ((426 - 462))                 ((.2650))%

 ((462 - 498))                 ((.2600))%

 ((498 - 534))                 ((.2550))%

 ((534 - 587))                 ((.2500))%

 ((587 - 646))                 ((.2463))%

 ((646 - 711))                 ((.2426))%

 ((711 - 782))                 ((.2389))%

 ((782 - 860))                 ((.2352))%

 ((860 - 946))                 ((.2315))%

 ((946 - 1,041))               ((.2278))%

 ((1,041 - 1,145))             ((.2241))%

 ((1,145 - 1,260))             ((.2204))%

 ((Over  1,260))               ((.2167))%

 (b) [Individual Fund Fee Rate.  The Individual Fund Fee Rate shall be
0.30%.

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

 (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security(( or other investment instrument)).

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995]((2001)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) [This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.]

 (b) ((This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange ]Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]



EXHIBIT 3

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED


FORM OF
MANAGEMENT CONTRACT
between
FIDELITY UNION STREET TRUST:
SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME FUND and
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [AGREEMENT made]((AMENDMENT AMENDED and RESTATED as of)) this
[18th]((   )) day of [October 1993] ((    200 )), by and between
Fidelity Union Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the ["](("))Fund"), on behalf of Fidelity Spartan Short-Intermediate Municipal ((Income)) Fund (hereinafter called the ["](("))Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the ["](("))Adviser")(( as set forth in its entirety below)).

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated October 1, 1993, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on October 1, 2000.

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the ["](("))1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are ["](("))interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  [(c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the Portfolio: (i) taxes, (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.]

 [(d)](((c))) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3.(( The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.))

 (((a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:))

GROUP FEE RATE SCHEDULE

Average Group Assets          Annualized Rate

 ((0 - $3 billion))           ((.3700%))

 ((3 - 6))                    ((.3400))

 ((6 - 9))                    ((.3100))

 ((9 - 12))                   ((.2800))

 ((12 - 15 ))                 ((.2500))

 ((15 - 18))                  ((.2200))

 ((18 - 21))                  ((.2000))

 ((21 - 24))                  ((.1900))

 ((24 - 30))                  ((.1800))

 ((30 - 36))                  ((.1750))

 ((36 - 42))                  ((.1700))

 ((42 - 48))                  ((.1650))

 ((48 - 66))                  ((.1600))

 ((66 - 84))                  ((.1550))

 ((84 - 120))                 ((.1500))

 ((120 - 156 ))               ((.1450))

 ((156 - 192))                ((.1400))

 ((192 - 228))                ((.1350))

 ((228 - 264))                ((.1300))

 ((264 - 300))                ((.1275))

 ((300 - 336))                ((.1250))

 ((336 - 372))                ((.1225))

 ((372 - 408))                ((.1200))

 ((408 - 444))                ((.1175))

 ((444 - 480))                ((.1150))

 ((480 - 516))                ((.1125))

 ((516 - 587))                ((.1100))

 ((587 - 646))                ((.1080))

 ((646 - 711))                ((.1060))

 ((711 - 782))                ((.1040))

 ((782 - 860))                ((.1020))

 ((860 - 946))                ((.1000))

 ((946 - 1,041))              ((.0980))

 ((1,041 - 1,145))            ((.0960))

 ((1,145 - 1,260))            ((.0940))

 ((Over 1,260))               ((.0920))

 (((b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.25%.))

 ((The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.))

  3. [For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable as soon as practicable after the last day of each month, at the annual rate of
 .55% of the average net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser.]

 (((c))) In[the] case of[initiation or] termination of this Contract during any month, the fee ((for that month)) shall be reduced proportionately[based] ((on the basis of)) the number of business days during which it is in effect((,)) and the fee computed upon the average net assets for the business days it is so in effect for that month.

 ((4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.))

 [4.]((5.)) The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security(( or other investment instrument)).

 [5.]((6.)) (a) Subject to prior termination as provided in sub[-]((-))paragraph (d) of this paragraph [5]((6)), this Contract shall continue in force until June 30, [1994](( 2001)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) [This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.]

 (b) ((This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

 (c) In addition to the requirements of sub[-]((-))paragraphs (a) and
(b) of this paragraph [5]((6)), the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 [6]((7)). The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document ))and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document ))are separate and distinct from those of any and all other Portfolios.

 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))

 The terms ["](("))vote of a majority of the outstanding voting securities," ["](("))assignment," and ["](("))interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange ]Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed, ))all as of the date written above.

[SIGNATURE LINES OMITTED]



EXHIBIT 4

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED


FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
FIDELITY UNION STREET TRUST ON BEHALF OF FIDELITY EXPORT ((AND
MULTINATIONAL)) FUND

 [AGREEMENT]((AMENDMENT)) made this [14th](( ))day of [July, 1994] (( , 200 )), by and between Fidelity Management & Research Company, a
Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Union Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Export ((and Multinational)) Fund (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated July 14, 1994, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on October 1, 2000.

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a)
of paragraph 1 of this Agreement.   The Sub-Advisory Fee shall not be
reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations [therefore]therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage;
(x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1995]((2001)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) [This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.]

 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the
"Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

   11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]



EXHIBIT 5

((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED



FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
FIDELITY UNION STREET TRUST ON BEHALF OF FIDELITY EXPORT ((AND
MULTINATIONAL)) FUND

 [AGREEMENT]((AMENDMENT)) made this [14th]((__)) day of [July, 1994]
((       200 )), by and between Fidelity Management & Research
Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Union Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Export ((and Multinational)) Fund (hereinafter called the "Portfolio").

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 9 of the existing Sub-Advisory Agreement dated July 14, 1994, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on October 1, 2000.

 WHEREAS the Trust and the Advisor have entered into a Management
Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:

 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.

 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a)
of paragraph 1 of this Agreement.   The Sub-Advisory Fee shall not be
reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

 (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations [therefore]therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage;
(x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.

 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

 9.  Duration and Termination of Agreement; Amendments:

 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, [1995]((2001)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

 (b) [This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.]

 (b) ((This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

   11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]



EXHIBIT 6

FORM OF
DISTRIBUTION AND SERVICE PLAN
FIDELITY UNION STREET TRUST:
FIDELITY EXPORT AND MULTINATIONAL FUND

 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of Fidelity Export and Multinational Fund (the "Portfolio"), a series of shares of Fidelity Union Street Trust (the "Fund").

 2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is recognized that the Adviser may use its management fee revenues as well as past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Portfolio shares, including the activities referred to above.

 3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.

 4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

 5. This Plan shall become effective upon the approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), the plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.

 6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until April 30, 2001 and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, or to increase materially the amount spent by the Portfolio for distribution, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.

 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.

 8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.

 10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.

 11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.


EXHIBIT 7

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the ((__)) day of ((____)) 200((_)), by and between Fidelity Union Street Trust (Union Street Trust), on behalf of Spartan Short-Intermediate Municipal Income Fund (the Fund), a separate series of Union Street Trust and Fidelity Municipal Trust (Municipal Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise (a) the transfer of all of the assets of the Fund to a series of Municipal Trust (the Series) solely in exchange for shares of beneficial interest of the Series (the Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Series Shares by the Fund to its shareholders (Fund Shareholder(s)) in complete liquidation and termination of the Fund, in exchange for all of the Fund's outstanding shares (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE FUND

 Union Street Trust, on behalf of the Fund, represents and warrants as follows:

 (a) The Fund is a series of Union Street Trust, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;

 (b) The Fund is a series of Union Street Trust, which is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, and such registration is in full force and effect;

 (c) The Fund i snot in, and the execution, delivery and performance of this Agreement will not result in a violation of any provision of the Amended and Restated Declaration of Trust or the Bylaws of Union Street Trust, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;

 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;

 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets that assert liability on the part of the Fund, except as previously disclosed in writing to Municipal Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;

 (f) The Fund has filed or will file all federal and state tax returns that, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information) and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;

 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;

 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;

 (k) To the best knowledge of the Fund's management, there is no plan or intention by any of the Fund's shareholders to sell, exchange or otherwise dispose of any of the Series Shares to be received in the Reorganization;

 (l) The Fund shares are widely held and may be purchased and redeemed upon request;

 (m) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;

 (n) Immediately following the consummation of the Reorganization, Municipal Trust will hold, on behalf of the Series, the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;

 (o) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire shares of beneficial interest in the Fund;

 (p) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;

 (q) Fund Shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;

 (r) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;

 (s) The Fund is a regulated investment company as defined in Section 851 of the Code;

 (t) The Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

 (u) The Fund will be liquidated immediately after the Reorganization.

2. REPRESENTATIONS AND WARRANTIES OF MUNICIPAL TRUST

 Municipal Trust represents and warrants as follows:

 (a) Municipal Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;

 (b) Municipal Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of Municipal Trust;

 (c) Municipal Trust is not in, and the execution, delivery and performance of this Agreement will not result in a violation of any provision of the Amended and Restated Declaration of Trust or Municipal Trust's Bylaws, or, to Municipal Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which Municipal Trust is a party or by which Municipal Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Municipal Trust is a party or is bound;

 (d) To Municipal Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against Municipal Trust or any of its properties or assets that assert liability on the part of Municipal Trust, except as previously disclosed in writing to Municipal Trust. Municipal Trust knows of no facts that might form the basis for the institution of such proceedings;

 (e) Municipal Trust intends for the Series to be a regulated investment company under Section 851 of the Code;

 (f) Prior to the Closing Date, there shall be no issued and outstanding Series Shares or any other securities issued by the Series (except for the one share that may be issued to FMR); Series Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;

 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Municipal Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of Municipal Trust enforceable against the Series in accordance with its terms;

 (h) As of the Closing Date, the Series Shares will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of Municipal Trust;

 (i) The fair market value of the Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares surrendered in exchange therefor;

 (j) Municipal Trust has no plan or intention on behalf of the Series to issue additional Series Shares following the Reorganization other than in the ordinary course of the business of the Series as the series of a registered open-end investment company;

 (k) Municipal Trust has no plan or intention to redeem or otherwise reacquire any of the Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of a registered open-end investment company;

 (l) Following the Reorganization, Municipal Trust, on behalf of the Series, will continue the Fund's historic business;

 (m) No consideration other than Series Shares will be issued in exchange for the Fund shares in the Reorganization.

 (n) At the time of the Reorganization, there will be no intercompany indebtedness existing between the Series and the Fund that was issued, acquired, or that will be settled at a discount.

 (o) At the time of the Reorganization, the Series will be a regulated investment company as defined in Section 851 of the Code.

 (p) Municipal Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;

 (q) The information to be furnished by Municipal Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

 (r) Municipal Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and

 (s) To Municipal Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as shall have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.

 (t) Municipal Trust, on behalf of the Series, will use the Employer Identification Number that was used by the Fund.

3. REORGANIZATION

 (a) Subject to the requisite approval of the Fund Shareholders, if applicable, and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by Municipal Trust solely for the purpose of acquiring all of the assets of the Fund (which Series has not issued any Series Shares (except for one share that may be issued to FMR) or commenced operations) as of the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of the closing, as described in paragraph 6, as of the Closing Date provided for in Section 6(a).

 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof. The liabilities of the Fund to be assumed by the Series and allocated thereto, shall include (except as otherwise provided herein) all of the Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement.

 (c) Immediately upon delivery to the Fund of the Series Shares, the individual Trustees of Union Street Trust or any officer duly authorized by them, on Union Street Trust's behalf as the then sole shareholder of the Series, shall approve (i) a Management Contract between Municipal Trust, on behalf of the Series, and FMR, (ii) a Sub-Advisory Agreement between FMR and Fidelity Investments Money Management, Inc., (iii) a Distribution and Service Plan under Rule 12b-1 under the 1940 Act between Municipal Trust, on behalf of the Series, and Fidelity Distributors Corporation (FDC) substantively identical to the contracts, agreement(s) and plan(s) currently in effect with respect to the Fund immediately prior to the Closing Date (as defined below), except as to the parties to such contract, agreement and plan and (iv) the independent accountants who currently serve in that capacity for the Fund, and (v) the adoption of revised fundamental policies described in Proposals 10 through 13 of the Proxy Statement.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute to the Fund Shareholders the Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund, such Fund Shareholders being shareholders of record as determined as of the Valuation Time on the Closing Date in accordance with the Union Street Trust Amended and Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Series Shares thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Series Shares due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Series Shares in connection with such distribution.

 (e) Immediately after the distribution of the Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated, and any such further actions shall be taken in connection therewith as required by applicable law.

 (f) Any transfer taxes payable upon issuance of Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Series Shares shall be paid by the person to whom such Series Shares are to be issued, as a condition of such transfer.

 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.

4. VALUATION

 (a) The valuation time shall be the close of business of the New York Stock Exchange on the Closing Date (the Valuation Time).

 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.

 (c) The number, value, and denomination of full and fractional Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, and denomination of full and fractional Fund Shares outstanding on the Closing Date.

 (d) All computations pursuant to this Section shall be made by Fidelity Service Company, Inc. (FSC), a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.

5. FEES; EXPENSES

 (a) Municipal Trust and the Fund each represents that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.

 (b) Pursuant to the Fund's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses, incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities).

[(b) Fidelity Management & Research Company (FMR) will assume expenses incurred by Municipal Trust and the Fund in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated. Such expenses shall include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) if applicable, expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Series Shares to be issued pursuant to the provisions of this Agreement; (iii) if applicable, registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Series Shares to be issued in connection herewith in each state in which the Fund shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transactions.]

6. CLOSING DATE

 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of Union Street Trust and Municipal Trust, 82 Devonshire Street, Boston, Massachusetts, on February 28, 2001, or at such other place or date as the parties may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.

 (b) In the event that, on the Closing Date (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.

 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified Citibank, N.A., as custodian for the Fund, of the Fund's reorganization to a series of Municipal Trust.

 (d) Citibank, N.A., as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Series Shares. Municipal Trust shall issue and deliver a confirmation to the Fund evidencing the Series Shares to be credited as of the Closing Date or provide evidence satisfactory to the Fund that such Series Shares have been credited to the Fund's account on the books of Municipal Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND

 (a) If required to do so pursuant to the terms of Union Street Trust's Amended and Restated Declaration of Trust or otherwise by applicable law, the Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement. The Fund shall take all other action necessary to obtain approval of the transactions contemplated hereby.

 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Series Shares, the Fund shall be liquidated and terminated as a series of Union Street Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF MUNICIPAL TRUST

The obligations of Municipal Trust hereunder shall be subject to the following conditions:

 (a) That the Fund furnishes to Municipal Trust a statement, dated as of the Closing Date, signed by an officer of Union Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That the Fund furnishes Municipal Trust with copies of the resolutions, certified by an officer of Union Street Trust, evidencing the adoption of this Agreement and, if applicable, the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;

 (c) That the Fund shall deliver to Municipal Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;

 (d) That the Fund's custodian shall deliver to Municipal Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time (i) the assets held by the custodian will be transferred to the Series; (ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (e) That the Fund's transfer agent shall deliver to Municipal Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (f) If applicable, that the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and that the Fund takes all other action necessary to obtain approval of the transactions contemplated hereby;

 (g) That the Fund delivers to Municipal Trust a certificate of an officer of Union Street Trust, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since [August 1999], other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by Municipal Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of Municipal Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF THE FUND

 The obligations of the Fund hereunder shall be subject to the following conditions:

 (a) That Municipal Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of Municipal Trust, dated as of the Closing Date pursuant to which Trust, on behalf of the Series, will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Municipal Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and Municipal Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and Municipal Trust, to the effect that the Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.

10. CONDITIONS TO OBLIGATIONS OF THE FUND AND MUNICIPAL TRUST

 The obligations of the Fund and Municipal Trust hereunder shall be subject to the following conditions:

 (a) If applicable, that this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Municipal Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Municipal Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That Municipal Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.

 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (f) That Municipal Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Municipal Trust and the Fund that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under Section
368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Series Shares and the assumption of the Fund's liabilities followed by the distribution of the Series Shares to the shareholders of the Fund in liquidation of the Fund;

  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Series Shares and the assumption of the Fund's liabilities;

  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;

  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;

  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Series Shares in the Reorganization;

  (vii) A Fund Shareholder's basis in the the Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;

  (viii) A Fund Shareholder's holding period for his or her Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.

  (ix) The Reorganization will not result in the termination of the Fund's taxable year, and the Fund's tax attributes enumerated in
Section 381(c) of the Code will be taken into account by the Series as if there had been no conversion.

 Notwithstanding anything herein to the contrary, neither the Fund nor Municipal Trust may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF THE FUND

 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.

 (b) The Fund covenants that the Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

 (c) The Fund covenants that it will assist Municipal Trust in obtaining such information as Municipal Trust reasonably requests concerning the beneficial ownership of Fund Shares.

 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated
Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER

 (a) The parties hereto may terminate this Agreement by mutual consent. In addition, either party may, at its option, terminate this Agreement at or prior to the Closing Date because

  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 (b) In the event of any such termination, there shall be no liability for damages on the part of Municipal Trust or the Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the appropriate officers of Union Street Trust, Municipal Trust, the Fund, or the Series; provided, however, that following the shareholders' meeting, if any, called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either party may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of Fund Shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. LIMITATION OF LIABILITY

 Copies of the Declarations of Trust of Municipal Trust and Union Street Trust, as restated and amended, are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of Municipal Trust and Union Street Trust as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of Union Street Trust's or Municipal Trust's Trustees, officers, or shareholders individually, but are binding only upon the assets and property of such Fund or Series. The Fund and Municipal Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the trustees of such Fund or Series.

15. ASSIGNMENT

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[SIGNATURE LINES OMITTED]






   EXHIBIT 8

((    PROTOTYPE MA DECLARATION OF TRUST FOR USE WITH PROXY PROPOSAL,
TO INCORPORATE TRUSTEE-APPROVED AMENDMENTS, OR FOR NEW MA BUSINESS
TRUST    ))

((   [IF BEING USED WITH A PROXY PROPOSAL: FORM OF     ))AMENDED AND
RESTATED    (([IF INCORPORATING TRUSTEE-APPROVED AMENDMENTS: AMENDED
AND RESTATED]] ))    DECLARATION OF [   TRUST]
[DATED DECEMBER 16, 1998    ]   ((TRUST    ))
   (([TRUST NAME]))

   ((The language to be added to the current Declaration of Trust is underlined, and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Declaration of
Trust remain underlined in this Exhibit.]    ))

    [AMENDED     ]   (([IF BEING USED WITH A PROXY PROPOSAL, OR
INCORPORATING TRUSTEE-APPROVED AMENDMENTS:AMENDED))     AND[
   RESTATED     ]   ((RESTATED] ))    DECLARATION OF TRUST,    (([FOR
AMENDED AND RESTATED DEC. OF TRUST, INSERT DATE OF SHAREHOLDER APPROVAL; FOR NEW DEC. OF TRUST, INSERT DATE OF TRUSTEE APPROVAL AND EXECUTION; FOR INCORPORATING TRUSTEE-APPROVED AMENDMENTS, INSERT DATE
OF TRUSTEE SIGNATURES:     ))made [   December 16, 1998]
((_____________, 20__] ))    by each of the Trustees whose signature
is affixed hereto    [(the"Trustees").    ]   (((the
"Trustees"))).

 ((   [IF BEING USED WITH A PROXY PROPOSAL OR INCORPORATING
TRUSTEE-APPROVED AMENDMENTS:     ))WHEREAS, the Trustees desire to
amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly
   [adopted; and]    ((   adopted;   ))

 WHEREAS, this    [Trust     ]((   trust ))    was initially made on
   [September 10, 1976     ]((   _______________, ______      ))by
   [Edward C. Johnson 3d, Caleb Loring, Jr., William L. Byrnes, Dwight
D. Allison, Jr., Eugene H. Clapp 2nd, Robert L. Johnson, George K.
McKenzie, and William R. Spaulding     ]((   ______________     ))in
order to establish a trust    fund     for the investment and
reinvestment of funds contributed    [thereto;]    ((   thereto;
and]))

 NOW, THEREFORE, the Trustees declare that all money and property
contributed to the trust    fund     hereunder shall be held and
managed in trust under this    [Amended     ]((   [Amended ))    and
   [Restated     ]((   Restated] ))    Declaration of Trust as herein
set forth below.

[   ARTICLE I]
   _________________________________________________

[   NAME AND DEFINITIONS]

((   ARTICLE I))

((   NAME AND DEFINITIONS))

NAME

 SECTION    [1.     ]((   1. ))    This Trust shall be known as
   ["Fidelity Municipal
Trust."]    ((   "________________________."))

DEFINITIONS

 SECTION    [2.     ]((   2. ))    Wherever used herein, unless
otherwise required by the context or specifically provided:

    [(a)     ]((   (a) ))    The terms "Affiliated Person,"
"Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;

    [(b)      ]((   (b) ))    "Bylaws" shall mean the bylaws of the
Trust, if any, as amended from time to time;

    [(c)      ]((   (c) ))    "Class" refers to the class of Shares of
a Series of the Trust established in accordance with the provisions of
Article III;

    [(d)      ]((   (d) ))    "Declaration of Trust" means this
   [Amended     ]((   [Amended ))    and    Restated
    ((   Restated] ))    Declaration of Trust, as further amended or
restated, from time to time;

 (e) "Net Asset Value" means the net asset value of each Series of the Trust or Class thereof determined in the manner provided in Article X,
Section 3;

 (f) "Shareholder" means a record owner of Shares of the Trust;

        (g) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares as consistent with the requirements of Federal and/or state securities
   [laws;     ]((   laws;))

 [(h)      ]((   (h)     "Series" refers to any series of Shares of
the Trust established in accordance with the provisions of Article
III;

 (i) "Trust" refers to    [Fidelity Municipal Trust
    ]((   ____________________________ ))    and reference to the
Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

 (j) "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; and

 (k) "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II

PURPOSE OF TRUST

 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III

BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

 SECTION    [1.     ]((   1. ))    The beneficial interest in the
Trust shall be divided into such transferable Shares of one or more separate and distinct Series or Classes of Series as the Trustees shall, from time to time, create and establish. The number of authorized Shares of each Series, and Class thereof, is unlimited. Each Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series or Class of the Trust (a) to create and establish (and to change in any manner) Shares or any Series or Classes thereof with such preferences, voting powers, rights, and privileges as the Trustees may, from time to time, determine; (b) to divide or combine the Shares or any Series or Classes thereof into a greater or lesser number; (c) to classify or reclassify any issued Shares into one or more Series or Classes of Shares; (d) to abolish any one or more Series or Classes of Shares; and (e) to take such other action with respect to the Shares as the Trustees may deem desirable.

[   ESTABLISHMENT OF SERIES AND CLASSES]

((   ESTABLISHMENT OF SERIES AND CLASSES))

 SECTION    [2.     ]((   2. ))    The establishment of any Series or
Class thereof shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of
such Series or    [Class.     ]((   Class, whether directly in such
resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.
))    At any time that there are no Shares outstanding of any
particular Series or Class previously established and designated, the Trustees may by a majority vote abolish such Series or Class and the establishment and designation thereof.

[   OWNERSHIP OF SHARES]

((   OWNERSHIP OF SHARES))

 SECTION    [3.     ]((   3. ))    The ownership of Shares shall be
recorded in the books of the Trust or a transfer or similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or by any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

   [INVESTMENT IN THE TRUST]

((   INVESTMENT IN THE TRUST))

 SECTION    [4.     ]((   4. ))    The Trustees shall accept
investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash, securities, or other property in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion (a) impose a sales charge or other fee upon investments in the Trust or Series or any Classes thereof, and (b) issue fractional Shares.

   [ASSETS AND LIABILITIES OF SERIES AND CLASSES]

((   ASSETS AND LIABILITIES OF SERIES AND CLASSES))

 SECTION    [5.     ]((   5. ))    All consideration received by the
Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust or of its agent or agents and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series.

 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

NO PREEMPTIVE RIGHTS

 SECTION    [6.     ]((   6. ))    Shareholders shall have no
preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

 SECTION    [7.     ]((   7. ))    Shares shall be deemed to be
personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).

[   ARTICLE IV]

((   ARTICLE IV))

   [THE TRUSTEES]

((   THE TRUSTEES))

MANAGEMENT OF THE TRUST

 SECTION    [1.      ]((   1. ))    The business and affairs of the
Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

   [INITIAL TRUSTEES; ELECTION]

((   INITIAL TRUSTEES; ELECTION))

 SECTION    [2.     ]((   2. ))    The initial Trustees shall be at
least three individuals who shall affix their signatures hereto. On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of
the    [Trust.     ]((   Trust.))

TERM OF OFFICE OF TRUSTEES

 SECTION    [3.     ]((   3. ))    The Trustees shall hold office
during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any special meeting of the Trust by a vote of two-thirds (2/3) of the outstanding Shares.

   [RESIGNATION AND APPOINTMENT OF TRUSTEES]

((   RESIGNATION AND APPOINTMENT OF TRUSTEES))

 SECTION    [4.     ]((   4. ))    In case of the declination, death,
resignation, retirement, or    removal, incapacity, or inability
    ((   removal ))    of any of the Trustees, or in case a vacancy
shall, by reason of an increase in number of the Trustees, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this Trust, the Trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The foregoing power of appointment is subject to the provisions of Section 16(a) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.

   [TEMPORARY ABSENCE OF TRUSTEES]

((   TEMPORARY ABSENCE OF TRUSTEES))

 SECTION    [5.     ]((   5. ))    Any Trustee may, by power of
attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

   [NUMBER OF TRUSTEES]

((   NUMBER OF TRUSTEES))

 SECTION    [6.     ]((   6. ))    The number of Trustees, not less
than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy or incapacity shall be conclusive.

   [EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE]

((   EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE))

 SECTION    [7.     ]((   7. ))    The death, declination,
resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

   [OWNERSHIP OF ASSETS OF THE TRUST]

((   OWNERSHIP OF ASSETS OF THE TRUST))

 SECTION    [8.     ]((   8. ))    The assets of the Trust shall be
held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest
in the    [Trust.]    ((   Trust or Series.))

   [ARTICLE V]

((   ARTICLE V))

   [POWERS OF THE TRUSTEES]

((   POWERS OF THE TRUSTEES))

   [POWERS]

((   POWERS))

 SECTION    [1.     ]((   1. ))    The Trustees, in all instances,
shall act as principals and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. Except as otherwise provided herein or in the 1940 Act, the Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments that they, in their discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in this Declaration of Trust or the Bylaws of the Trust, if any, the Trustees shall have power and authority:

    [(a)     ]((   (a) ))    To invest and reinvest cash and other
property, and to hold cash or other property uninvested without, in any event, being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, and lease any or all of the assets of the Trust.

    [(b)     ]((   (b) ))    To adopt Bylaws not inconsistent with
this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

    [(c)     ]((   (c) ))    To elect and remove such officers and
appoint and terminate such agents as they consider appropriate.

    [(d)     ]((   (d) ))    To employ one or more banks, trust
companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

    [(e)     ]((   (e) ))    To retain a transfer agent and
Shareholder servicing agent, or both.

    [(f)     ]((   (f) ))    To provide for the distribution of
interests of the Trust either through a Principal Underwriter in the manner hereinafter provided for or by the Trust itself, or both.

    [(g)     ]((   (g)     To set record dates in the manner
hereinafter provided for.

    [(h)     ]((   (h) ))    To delegate such authority as they
consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter, or other agent or independent contractor.

    [(i)     ]((   (i) ))    To sell or exchange any or all of the
assets of the Trust, subject to the provisions of Article XII, Section
4 hereof.

    [(j)     ]((   (j) ))    To vote or give assent or exercise any
rights of ownership with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

    [(k)     ]((   (k) ))    To exercise powers and rights of
subscription or otherwise which in any manner arise out of ownership of securities.

    [(l)     ]((   (l) ))    To hold any security or property in a
form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees.

    [(m)     ]((   (m) ))    To establish separate and distinct Series
with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of
Article III and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.

    [(n)     ]((   (n) ))    To allocate assets, liabilities, and
expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided for in Article III.

    [(o)     ]((   (o) ))    To consent to or participate in any plan
for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

    [(p)     ]((   (p) ))    To compromise, arbitrate, or otherwise
adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.

    [(q)     ]((   (q) ))    To make distributions of income and of
capital gains to Shareholders in the manner hereinafter provided for.

    [(r)     ]((   (r) ))    To borrow money, and to pledge, mortgage,
or hypothecate the assets of the Trust, subject to the applicable requirements of the 1940 Act.

    [(s)     ]((   (s) ))    To establish, from time to time, a
minimum total investment for    Shareholders ((Shareholders     ))and
to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

((    ))

 (t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the
conduct of such    [operations.]    ((   operations.))

    ((    (u) To interpret the investment policies, practices or
limitations of any Series.))

   [ (u) To interpret the investment policies, practices or limitations of any Series.]

((    (v) To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article III and Article X, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.))

   (( (w) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any Series in one or more open-end investment companies, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees.))

 [(v)     ]((   (x) ))    In general to carry on any other business in
connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

   [ (w) Notwithstanding any other provision hereof, to invest all of the assets of any Series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.]

 The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.

 The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.

 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

   [TRUSTEES AND OFFICERS AS SHAREHOLDERS]

((   TRUSTEES AND OFFICERS AS SHAREHOLDERS))

 SECTION    [2.     ]((   2.     ))Any Trustee, officer or other agent
of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws, if any.

   [ACTION BY THE TRUSTEES]

((   ACTION BY THE TRUSTEES))

 SECTION    [3.     ]((   3.     ))Except as otherwise provided herein
or in the 1940 Act, the Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, telegram, or other electro-mechanical means sent to his home or business address at least
   [twenty-four     ]((   twenty-four     ))(24) hours in advance of
the meeting or by written notice mailed to his home or business address at least seventy-two (72) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.

   [CHAIRMAN OF THE TRUSTEES]

((   CHAIRMAN OF THE TRUSTEES))

 SECTION    [4.     ]((   4. ))    The Trustees may appoint one of
their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI

EXPENSES OF THE TRUST

   [TRUSTEE REIMBURSEMENT]

((   TRUSTEE REIMBURSEMENT))

 SECTION    [1.     ]((   1.     ))Subject to the provisions of
Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust; interest expense, taxes, fees and commissions of every kind; expenses of pricing Trust portfolio securities; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and state laws and regulations; charges of custodians, transfer agents, and registrars; expenses of preparing and setting up in type prospectuses and statements of additional information; expenses of printing and distributing prospectuses sent to existing Shareholders; auditing and legal expenses; reports to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; insurance expense;
association membership dues; and for such    [non-recurring
    ]((   non-recurring))     items as may arise, including litigation
to which the Trust is a party; and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII

   [INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT]

((   INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER
AGENT))

   [INVESTMENT ADVISER]

((   INVESTMENT ADVISER))

 SECTION    [1.     ]((   1. ))    Subject to    [a Majority
Shareholder Vote,     ]((   applicable requirements of the 1940 Act,
as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative
releases of the Commission thereunder, ))    the Trustees may, in
their discretion and from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may, in their discretion, determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales, and exchanges shall be deemed to have been authorized by all of the Trustees.

 The Trustees may, subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

   [PRINCIPAL UNDERWRITER]

((   PRINCIPAL UNDERWRITER))

 SECTION    [2.     ]((   2. ))    The Trustees may in their
discretion from time to time enter into an exclusive or
   [non-exclusive]     ((   non-exclusive ))    contract(s) on behalf
of the Trust or any Series or Class thereof providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this
Article VII or of the Bylaws, if any. Such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

   [TRANSFER AGENT]

((   TRANSFER AGENT))

 SECTION    [3.     ]((   3. ))    The Trustees may, in their
discretion and from time to time, enter into one or more transfer agency and Shareholder service contracts whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. Such contracts shall be on such terms and conditions as the Trustees may, in their discretion, determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

   [PARTIES TO CONTRACT]

((   PARTIES TO CONTRACT))

 SECTION    [4. ]((4. ))    Any contract of the character described in
Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

   [PROVISIONS AND AMENDMENTS]

   ((PROVISIONS AND AMENDMENTS))

 SECTION    [5. ]((5. ))    Any contract entered into pursuant to
Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission (or other applicable Act of Congress hereafter enacted), with respect to its continuance in effect, its amendment, its termination, and the method of authorization and approval of such contract or renewal thereof.

   [ARTICLE VIII]

   ((ARTICLE VIII))

   [SHAREHOLDERS' VOTING POWERS AND MEETINGS]

   ((SHAREHOLDERS' VOTING POWERS AND MEETINGS))

   [VOTING POWERS]

   ((VOTING POWERS))

 SECTION    [1. ]((1. ))    The Shareholders shall have power to vote
(a) for the election of Trustees as provided in Article IV, Section 2;
(b) for the removal of Trustees as provided in Article IV, Section 3(d); (c) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4; (e) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7;
(f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and (g) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Commission or any state, as the Trustees may consider desirable.

 On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except as provided in the following sentence and except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.

MEETINGS

 SECTION    [2. ]((2. ))    The first Shareholders' meeting shall be
held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (1/10) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.

   [QUORUM AND REQUIRED VOTE]

   ((QUORUM AND REQUIRED VOTE))

 SECTION    [3. ]((3. ))    A majority of Shares entitled to vote in
person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then a majority of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

   [ARTICLE IX]

   ((ARTICLE IX))

   [CUSTODIAN]

   ((CUSTODIAN))

   [APPOINTMENT AND DUTIES]

   ((APPOINTMENT AND DUTIES))

 SECTION    [1. ]((1. ))    The Trustees shall at all times employ a
bank, a company that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust, if any:

   [ (1) ](((1) ))    to hold the securities owned by the Trust and
deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

   [ (2) ](((2) ))    to receive and receipt for any moneys due to the
Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

   [ (3) ](((3) ))    to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

   [ (1) ](((1) ))    to keep the books and accounts of the Trust and
furnish clerical and accounting services; and

    [(2) ](((2) ))    to compute, if authorized to do so, the Net
Asset Value of any Series or Class thereof in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such
   [sub-custodian ]((sub-custodian ))    shall be a bank, a company
that is a member of a national securities exchange, trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act.

CENTRAL DEPOSITORY SYSTEM

 SECTION    [2. ]((2. ))    Subject to such rules, regulations and
orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934 or such other person as may be permitted by the Commission or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodian, subcustodians, or other authorized agents.

ARTICLE X

DISTRIBUTIONS, REDEMPTIONS AND    DETERMINATION

((DETERMINATION     OF NET ASSET VALUE   ))

DISTRIBUTIONS

SECTION 1.

    [(a) ](((a) ))    The Trustees may from time to time declare and
pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

    [(b) ](((b) ))    The Trustees shall have the power, to the
fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, or Classes thereof, at the election of each Shareholder of that Series.

 The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.

    [(c) ](((c) ))    Anything in this instrument to the contrary
notwithstanding, the Trustees may at any time declare and distribute a
   ((dividend of ))    stock    [dividend ]((or other property
))    pro rata among the Shareholders of a particular Series, or Class thereof, as of the record date of that Series or Class fixed as provided in Article XII, Section 3.

REDEMPTIONS

 SECTION    [2. ]((2. ))    In case any holder of record of Shares of
a particular Series or Class of a Series desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this
Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares less any applicable deferred sales charges and/or fees shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

 SECTION    [3. ]((3. ))    The term "Net Asset Value" of any Series
or Class shall mean that amount by which the assets of that Series or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series or Class of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.

   [SUSPENSION OF THE RIGHT OF REDEMPTION]

   ((SUSPENSION OF THE RIGHT OF REDEMPTION))

 SECTION    [4. ]((4. ))    The Trustees may declare a suspension of
the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as
the Trustees shall    [specify, ]((specify, ))    but not later than
the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.

   [ARTICLE XI]

   ((REDEMPTION OF SHARES ))

   [LIMITATION OF LIABILITY AND INDEMNIFICATION]

   (( SECTION 5. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto),
(ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article X.))

   [LIMITATION OF LIABILITY]

   ((The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority. ))

   ARTICLE XI

   LIMITATION OF LIABILITY AND INDEMNIFICATION

   LIMITATION OF LIABILITY

 SECTION    [1. ]((1. ))    Provided they have exercised reasonable
care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

   [INDEMNIFICATION OF COVERED PERSONS]

   ((INDEMNIFICATION OF COVERED PERSONS))

        SECTION 2.

    [(a) ](((a) ))    Subject to the exceptions and limitations
contained in Section (b) below:

   [  (i) ](( (i) ))    every person who is, or has been, a Trustee or
officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

   [  (ii) ](( (ii) ))    the words "claim," "action," "suit," or
"proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

    [(b) ](((b) ))    No indemnification shall be provided hereunder
to a Covered Person:

   [  (i) ](( (i) ))    who shall have been adjudicated by a court or
body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the
conduct of his    [office; ]((office; ))    or (B) not to have acted
in good faith in the reasonable belief that his action was in the best interest of the Trust; or

   [  (ii) ](( (ii) ))    in the event of a settlement, unless there
has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,

   [   ](( ))    (A) by the court or other body approving the
settlement;

   [   (B)  ](( (B) ))    by at least a majority of those Trustees who
are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

   [   ](( ))    (C) by written opinion of independent legal counsel
based upon a review of readily available facts (as opposed to a full
trial-type    [inquiry); ]((inquiry);))

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

    [(c) ](((c) ))    The rights of indemnification herein provided
may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer, and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

    [(d)     ]((   (d) ))    Expenses in connection with the
preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Paragraph (a) of this
Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking; (ii) the Trust is insured against losses arising out of any such advance payments; or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

   [INDEMNIFICATION OF SHAREHOLDERS]

((   INDEMNIFICATION OF SHAREHOLDERS))

 SECTION    [3.     ]((   3. ))    In case any Shareholder or former
Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any
judgment    [thereon.]((thereon.))

ARTICLE XII

   [MISCELLANEOUS]

((   MISCELLANEOUS))

   [TRUST NOT A PARTNERSHIP, ETC.]

((   TRUST NOT A PARTNERSHIP, ETC.))

 SECTION    [1.     ]((   1. ))    It is hereby expressly declared
that a trust is created hereby and not a partnership, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust. No Trustee hereunder shall have any power to personally bind either the Trust's officers or any Shareholder. All persons extending credit to, contracting with, or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

   [TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY]

((   TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR
SURETY))

 SECTION    [2.     ]((   2. ))    The exercise by the Trustees of
their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

   [ESTABLISHMENT OF RECORD DATES]

((   ESTABLISHMENT OF RECORD DATES))

 SECTION    [3.     ]((   3. ))    The Trustees may close the stock
transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the
payment of any    [dividends,     ]((   dividends, ))    or the date
for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting
of Shareholders, or the date for payment of any    [dividends,
    ]((   dividends, ))    or the date for the allotment of rights, or
the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

   [DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS,
ETC.]

((   DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS,
ETC.))

 SECTION 4.1. DURATION. The Trust shall continue without limitation of time, but subject to the provisions of this Article XII.

 SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A    [CLASS.
    ]((   CLASS. ))

    ((    ))    (a) Subject to applicable Federal and state law, the
Trust or any Series or Class thereof may be    [terminated
    ]((   terminated:))

    ((     ))    (i) by Majority Shareholder Vote of the Trust, each
Series affected, or each Class affected, as the case may be;    or
    ((   or

    ((      ))    (ii) without the vote or consent of Shareholders by
a majority of the Trustees either at a meeting or by written
   [consent.     ]((   consent. ))

    ((    ))    The Trustees shall provide written notice to the
affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,

   [  (i)     ]((    (i) ))    the Trust or the Series or Class shall
carry on no business except for the purpose of winding up its affairs;

   [  (ii)     ]((    (ii) ))    the Trustees shall proceed to wind up
the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 4.3
   below.    ((   below; and))

         ((        (iii)    [After     ]((   after ))    paying or
adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to
their respective    [rights.]    ((   rights; and))

 [(b) After     ]((   (b) after ))    termination of the Trust or the
Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth
of Massachusetts,    [as appropriate,     ]((   if required, ))    an
instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

 SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series ((   or Class ))    thereof
may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or
   [substantially all     ]((   a portion ))    of the Trust property
or Trust property allocated or belonging to such    [Series,
    ]((   Series or Class, ))    including its good will, upon such
terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority
Shareholder Vote of the Trust or affected    [Series,     ]((   Series
or Class, ))    as the case may be.    [Any such merger,
consolidation, sale, lease,     ]((   Such transactions may be
effected through share-for-share exchanges, transfers ))    or
((   sale of assets, shareholder in-kind redemptions and purchases,
))    exchange    [shall be deemed for all purposes to have been
accomplished under and pursuant to Massachusetts law.]    ((   offers,
or any other method approved by the Trustees.  ))

 [   SECTION 4.4.  INCORPORATION; REORGANIZATION.     ]((   SECTION
4.4. INCORPORATION; REORGANIZATION. ))    Subject to applicable
Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or
other organization to take over all ((   or a portion ))    of the
Trust property or ((   all or a portion of ))    the Trust property
allocated or belonging to such Series ((   or Class ))    or to carry
on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or
the Trust property allocated or belonging to such Series ((   or Class
))    to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any
successor thereto ((   or any Series or Class thereof ))    and any
such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby,
pursuant to this Section 4.4, the Trust or any Series ((   or Class
))    thereof sells, conveys, or transfers    substantially     all
((   or a portion ))    of its assets to another entity or merges or
consolidates with another    entity.    ((   entity. Such transactions
may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.))

FILING OF COPIES, REFERENCES, AND HEADINGS

 SECTION    [5.     ]((   5. ))    The original or a copy of this
instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental Declaration of Trust shall be filed by the Trustees with the Secretary of The Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental Declarations of Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental Declaration of Trust. In this instrument or in any such supplemental Declaration of Trust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental Declaration of Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

 SECTION    [6.     ]((   6. ))    The Trust set forth in this
instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

AMENDMENTS

 SECTION 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII;
[   (b)     ]((   (b) ))    on any amendment that would alter the
maximum number of Trustees permitted under Section 6 of Article IV;
(c) on any amendment to this Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

   [FISCAL YEAR]

((   FISCAL YEAR))

 SECTION    [8.     ]((   8. ))    The fiscal year of the Trust shall
end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

   [USE OF THE WORD "FIDELITY"]

((   USE OF THE WORD "FIDELITY"))

((    SECTION 9. Fidelity Management & Research Company ("FMR") has
consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR or a subsidiary or affiliate thereof as investment adviser of ))

   [ SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR or a
subsidiary or affiliate thereof as investment adviser of     ]each
Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

   [PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.]

((   Provisions in Conflict with Law or Regulations))

 SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

        (b) If any provision of this Declaration    ((of ))    Trust
shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

 IN WITNESS WHEREOF, the undersigned, being all of the ((   [IF THIS
IS A NEW TRUST: initial] ))    Trustees of the Trust, have executed
this instrument as of the date set forth    [above.]    ((   above.
))



((    [SIGNATURE LINES OMITTED]))


EXHIBIT 9
[TO BE UPDATED]
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS

INVESTMENT  OBJECTIVE AND FUND  FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                     (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                         TO FMR (C)

MUNICIPAL INCOME (D)

Spartan Arizona Municipal        8/31/98             $ 21.5               0.55%
Income

Spartan Maryland Municipal       8/31/98              40.5                0.55
Income

Spartan Short-Intermediate       8/31/98              691.8               0.55
Municipal Income

Advisor Intermediate
Municipal Income (x)

 Class A                         10/31/98             0.8                 0.38

 Class T                         10/31/98             53.1                0.38

 Class B                         10/31/98             8.4                 0.38

 Class C                         10/31/98             0.5                 0.38

 Institutional Class             10/31/98             6.1                 0.38

Advisor Municipal Income (x)

 Class A                         10/31/98             5.1                 0.39

 Class T                         10/31/98             383.4               0.39

 Class B                         10/31/98             47.1                0.39

 Class C                         10/31/98             3.0                 0.39

 Institutional Class             10/31/98             2.7                 0.39

Spartan Connecticut Municipal    11/30/98             356.2               0.55
Income

Spartan Florida Municipal        11/30/98             431.3               0.55
Income

Spartan Municipal Income         11/30/98             2,937.2             0.38

Spartan New Jersey Municipal     11/30/98             373.9               0.55
Income

Spartan Intermediate             12/31/98             1,128.0             0.35
Municipal Income

Spartan Michigan Municipal       12/31/98             465.2               0.38(z)
Income

Spartan Minnesota Municipal      12/31/98             303.0               0.35(z)
Income

Spartan Ohio Municipal Income    12/31/98             390.7               0.38(z)

Spartan Pennsylvania             12/31/98             265.8               0.55
Municipal Income

Spartan Massachusetts            1/31/99              1,299.6             0.38
Municipal Income

Spartan New York Municipal       1/31/99              1,144.6             0.38(z)
Income

Spartan California Municipal     2/28/99              1,280.7             0.38
Income


(a) All fund data are as of the fiscal year end noted in the chart or as of July 31, 1999, if fiscal year end figures are not available.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by (x).
(d) FMR has entered into sub-advisory agreements with Fidelity Investments Money Management, Inc. (FIMM) with respect to the fund.

EXHIBIT 10
[TO BE UPDATED]
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS

INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)

GROWTH

Select Portfolios:

 Air Transportation(g)            2/28/99             $ 98.2               0.58%

 Automotive(g)                    2/28/99              60.6                0.59

 Biotechnology(g)                 2/28/99              574.0               0.59

 Brokerage and Investment         2/28/99              728.9               0.59
Management(g)

 Business Services and            2/28/99              55.4                0.59
Outsourcing(g)

 Chemicals(g)                     2/28/99              47.2                0.59

 Computers(g)                     2/28/99              1,008.6             0.60

 Construction and Housing(g)      2/28/99              83.1                0.59

 Consumer Industries(g)           2/28/99              77.9                0.59

 Cyclical Industries(g)           2/28/99              3.9                 0.59

 Defense and Aerospace(g)         2/28/99              53.5                0.58

 Developing Communications(g)     2/28/99              310.5               0.60

 Electronics(g)                   2/28/99              2,259.4             0.59

 Energy(g)                        2/28/99              140.5               0.59

 Energy Service(g)                2/28/99              653.1               0.59

 Environmental Services(g)        2/28/99              20.8                0.59

 Financial Services(g)            2/28/99              624.8               0.59

 Food and Agriculture(g)          2/28/99              227.4               0.59

 Gold(g)                          2/28/99              206.8               0.59

 Health Care(g)                   2/28/99              2,518.2             0.59

 Home Finance(g)                  2/28/99              1,350.2             0.58

 Industrial Equipment(g)          2/28/99              42.5                0.59

 Industrial Materials(g)          2/28/99              16.1                0.59

 Insurance(g)                     2/28/99              110.1               0.59

 Leisure(g)                       2/28/99              292.2               0.59

 Medical Delivery(g)              2/28/99              155.5               0.59

 Medical Equipment and            2/28/99              16.1                0.60(d)
Systems(e)(g)

 Multimedia(g)                    2/28/99              130.4               0.59

 Natural Gas(g)                   2/28/99              51.5                0.59

 Natural Resources(g)             2/28/99              6.5                 0.59

 Paper and Forest Products (g)    2/28/99              15.0                0.59

 Precious Metals and Minerals     2/28/99              150.1               0.59
(g)

 Regional Banks(g)                2/28/99              1,247.4             0.59

 Retailing(g)                     2/28/99              282.2               0.59

 Software and Computer            2/28/99              572.6               0.59
Services(g)

 Technology(g)                    2/28/99              758.6               0.60

 Telecommunications(g)            2/28/99              783.1               0.59

 Transportation(g)                2/28/99              24.4                0.58

 Utilities Growth(g)              2/28/99              408.1               0.59

Magellan(g)                       3/31/99              75,792.2            0.43

Large Cap Stock(g)                4/30/99              286.2               0.54

Mid Cap Stock(g)                  4/30/99              1,687.0             0.50

Small Cap Stock(g)                4/30/99              557.9               0.73

Contrafund II(g)                  6/30/99              566.7               0.59

Fidelity Fifty(g)                 6/30/99              180.5               0.46

Advisor Focus Funds:

 Consumer Industries:(g)

  Class A                         7/31/99             $ 2.7                0.58%

  Class T                         7/31/99              17.5                0.58

  Class B                         7/31/99              7.5                 0.58

  Class C                         7/31/99              1.9                 0.58

  Institutional Class             7/31/99              5.0                 0.58

 Cyclical Industries:(g)

  Class A                         7/31/99              0.6                 0.58

  Class T                         7/31/99              2.8                 0.58

  Class B                         7/31/99              1.1                 0.58

  Class C                         7/31/99              0.5                 0.58

  Institutional Class             7/31/99              1.9                 0.58

 Financial Services:(g)

  Class A                         7/31/99              23.2                0.58

  Class T                         7/31/99              111.8               0.58

  Class B                         7/31/99              76.1                0.58

  Class C                         7/31/99              25.5                0.58

  Institutional Class             7/31/99              8.0                 0.58

 Health Care:(g)

  Class A                         7/31/99              40.3                0.58

  Class T                         7/31/99              186.3               0.58

  Class B                         7/31/99              130.3               0.58

  Class C                         7/31/99              57.0                0.58

  Institutional Class             7/31/99              20.0                0.58

 Natural Resources:(g)

  Class A                         7/31/99              6.3                 0.58

  Class T                         7/31/99              274.3               0.58

  Class B                         7/31/99              40.3                0.58

  Class C                         7/31/99              4.9                 0.58

  Institutional Class             7/31/99              4.0                 0.58

 Technology:(g)

  Class A                         7/31/99              42.1                0.58

  Class T                         7/31/99              192.9               0.58

  Class B                         7/31/99              118.4               0.58

  Class C                         7/31/99              34.3                0.58

  Institutional Class             7/31/99              16.7                0.58

 Utilities Growth:(g)

  Class A                         7/31/99              6.7                 0.58

  Class T                         7/31/99              32.9                0.58

  Class B                         7/31/99              29.3                0.58

  Class C                         7/31/99              9.2                 0.58

  Institutional Class             7/31/99              4.4                 0.58

Blue Chip Growth(g)               7/31/99              20,095.3            0.47

Dividend Growth(g)                7/31/99              10,816.0            0.64

Low-Priced Stock(g)               7/31/99              8,273.4             0.82

OTC Portfolio(g)                  7/31/99              5,575.5             0.50

Export and Multinational          8/31/99              404.7               0.58
Fund(g)

Destiny I:(g)

 Class O                          9/30/99             $ 7,214.4            0.29%

 Class N(e)                       9/30/99              0.2                 0.29(d)

Destiny II:(g)

 Class O                          9/30/99              5,093.0             0.45

 Class N(e)                       9/30/99              0.5                 0.45(d)

Advisor Diversified
International:(e)(f)(x)

 Class A                          10/31/99             1.9                 0.72(d)

 Class T                          10/31/99             11.8                0.72(d)

 Class B                          10/31/99             4.0                 0.72(d)

 Class C                          10/31/99             3.4                 0.72(d)

 Institutional Class              10/31/99             1.6                 0.72(d)

Advisor Europe Capital
Appreciation:(e)(f)(x)

 Class A                          10/31/99             1.5                 0.72(d)

 Class T                          10/31/99             8.4                 0.72(d)

 Class B                          10/31/99             2.5                 0.72(d)

 Class C                          10/31/99             2.6                 0.72(d)

 Institutional Class              10/31/99             0.7                 0.72(d)

Advisor Emerging Asia:(e)(f)

 Class A                          10/31/99             82.3                1.07

 Class T                          10/31/99             0.7                 1.07(d)

 Class B                          10/31/99             0.4                 1.07(d)

 Class C                          10/31/99             0.3                 1.07(d)

 Institutional Class              10/31/99             0.1                 1.07(d)

Advisor Global Equity:(e)(f)(x)

 Class A                          10/31/99             1.4                 0.73(d)

 Class T                          10/31/99             2.2                 0.73(d)

 Class B                          10/31/99             1.5                 0.73(d)

 Class C                          10/31/99             1.7                 0.73(d)

 Institutional Class              10/31/99             1.1                 0.73(d)

Advisor International Capital
Appreciation:(e)(f)(x)

 Class A                          10/31/99             1.6                 0.73

 Class T                          10/31/99             21.1                0.73

 Class B                          10/31/99             6.0                 0.73

 Class C                          10/31/99             3.7                 0.73

 Institutional Class              10/31/99             5.9                 0.73

Advisor Japan:(e)(f)(x)

 Class A                          10/31/99             2.3                 0.72(d)

 Class T                          10/31/99             8.4                 0.72(d)

 Class B                          10/31/99             5.7                 0.72(d)

 Class C                          10/31/99             6.4                 0.72(d)

 Institutional Class              10/31/99             1.3                 0.72(d)

Advisor Latin America:(e)(f)(x)

 Class A                          10/31/99             0.6                 0.73(d)

 Class T                          10/31/99             0.8                 0.73(d)

 Class B                          10/31/99             0.7                 0.73(d)

 Class C                          10/31/99             0.6                 0.73(d)

 Institutional Class              10/31/99             0.4                 0.73(d)

Advisor Overseas:(f)

 Class A                          10/31/99            $ 16.5               0.90%

 Class T                          10/31/99             1,212.8             0.90

 Class B                          10/31/99             70.9                0.90

 Class C                          10/31/99             22.3                0.90

 Institutional Class              10/31/99             81.3                0.90

Aggressive International(f)       10/31/99             441.9               0.83

Canada(f)                         10/31/99             45.3                0.32

Capital Appreciation(g)           10/31/99             2,734.2             0.43

Disciplined Equity(g)             10/31/99             3,168.8             0.42

Diversified International (f)     10/31/99             2,607.3             0.83

Emerging Markets(f)               10/31/99             343.0               0.73

Europe(f)                         10/31/99             1,467.1             0.60

Europe Capital Appreciation(f)    10/31/99             568.9               0.66

France(f)                         10/31/99             12.8                0.00 (z)

Germany(f)                        10/31/99             24.6                0.74

Hong Kong and China(f)            10/31/99             148.8               0.73

Japan(f)                          10/31/99             450.4               0.86

Japan Small Companies(f)          10/31/99             668.5               0.72

Latin America(f)                  10/31/99             329.7               0.73

Nordic(f)                         10/31/99             104.8               0.73

Overseas(f)                       10/31/99             3,964.2             0.92

Pacific Basin(f)                  10/31/99             352.2               0.92

Small Cap Selector(g)             10/31/99             582.3               0.42

Southeast Asia(f)                 10/31/99             300.1               0.89

Stock Selector(g)                 10/31/99             1,676.3             0.38

TechnoQuant Growth(g)             10/31/99             50.6                0.33

United Kingdom(f)                 10/31/99             6.7                 0.00(z)

Value(g)                          10/31/99             5,311.3             0.32

Worldwide(f)                      10/31/99             962.4               0.73

Advisor Dividend Growth:(g)(h)

 Class A                          11/30/99             23.1                0.58

 Class T                          11/30/99             172.6               0.58

 Class B                          11/30/99             145.7               0.58

 Class C                          11/30/99             79.3                0.58

 Institutional Class              11/30/99             24.1                0.58

Advisor Equity Growth:(g)(h)

 Class A                          11/30/99             236.8               0.58

 Class T                          11/30/99             6,598.6             0.58

 Class B                          11/30/99             789.5               0.58

 Class C                          11/30/99             221.9               0.58

 Institutional Class              11/30/99             1,262.1             0.58

Advisor Growth
Opportunities:(g)(h)

 Class A                          11/30/99             526.9               0.43

 Class T                          11/30/99             25,620.7            0.43

 Class B                          11/30/99             1,976.6             0.43

 Class C                          11/30/99             537.7               0.43

 Institutional Class              11/30/99             635.8               0.43

Advisor Large Cap:(g)(h)

 Class A                          11/30/99            $ 11.8               0.58%

 Class T                          11/30/99             172.1               0.58

 Class B                          11/30/99             72.7                0.58

 Class C                          11/30/99             15.8                0.58

 Institutional Class              11/30/99             12.1                0.58

Advisor Mid Cap:(g)(h)

 Class A                          11/30/99             17.0                0.58

 Class T                          11/30/99             424.8               0.58

 Class B                          11/30/99             93.4                0.58

 Class C                          11/30/99             22.2                0.58

 Institutional Class              11/30/99             42.9                0.58

Advisor Retirement
Growth:(g)(h)(x)

 Class A                          11/30/99             1.8                 0.58

 Class T                          11/30/99             10.8                0.58

 Class B                          11/30/99             6.0                 0.58

 Class C                          11/30/99             3.5                 0.58

 Institutional Class              11/30/99             0.5                 0.58

Advisor Small Cap:(g)(h)

 Class A                          11/30/99             33.4                0.73

 Class T                          11/30/99             231.8               0.73

 Class B                          11/30/99             95.2                0.73

 Class C                          11/30/99             77.2                0.73

 Institutional Class              11/30/99             43.0                0.73

Advisor TechnoQuant Growth:
(g)(h)

 Class A                          11/30/99             3.2                 0.58

 Class T                          11/30/99             15.1                0.58

 Class B                          11/30/99             12.0                0.58

 Class C                          11/30/99             0.9                 0.58

 Institutional Class              11/30/99             1.1                 0.58

Advisor Value Strategies:(g)(h)

 Class A                          11/30/99             5.0                 0.35

 Class T                          11/30/99             420.3               0.35

 Class B                          11/30/99             94.0                0.35

 Initial Class                    11/30/99             18.7                0.35

 Institutional Class              11/30/99             5.1                 0.35

Aggressive Growth(g)(h)           11/30/99             5,619.2             0.72

Growth Company(g)(h)              11/30/99             13,628.6            0.51

New Millennium(g)(h)              11/30/99             2,232.6             0.74

Retirement Growth(g)(h)           11/30/99             5,370.5             0.43

Contrafund(g)(h)                  12/31/99             41,975.2            0.45

Trend(g)(h)                        12/31/99            1,274.3             0.37

Variable Insurance Products:

 Growth(h)

  Initial Class                   12/31/99             13,569.8            0.58

  Service Class                   12/31/99             408.0               0.58

 Overseas(f)(h)

  Initial Class                   12/31/99             2,157.5             0.73

  Service Class                   12/31/99             66.8                0.73

Variable Insurance Products II:

 Contrafund(g)(h)

  Initial Class                   12/31/99            $ 7,517.9            0.58%

  Service Class                   12/31/99             356.3               0.58

Variable Insurance Products
III:

 Growth Opportunities(g)(h)

  Initial Class                   12/31/99             1,604.2             0.58

  Service Class                   12/31/99             244.4               0.58

 Mid Cap(g)(h)

  Initial Class                   12/31/99             0.7                 0.57

  Service Class                   12/31/99             3.9                 0.57


(a) All fund data are as of the fiscal year end noted in the chart or as of December 31, 1999, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an (x).
(d) Annualized
(e) Less than a complete fiscal year
(f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.
(g) FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East and FIJ with respect to the fund.
(h) Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as sub-advisor for the fund. FMR will be primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.




Vote this proxy card TODAY! Your prompt response will save Fidelity Export and Multinational Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY UNION STREET TRUST: FIDELITY EXPORT AND MULTINATIONAL FUND PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and William O. McCoy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust: Fidelity Export and Multinational Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 13, 2000 at 9 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                           cusip # 316448877/fund# 332

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  Ralph F. Cox, Phyllis Burke    [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    Davis, Robert M. Gates,       (except as marked to the       vote for all nominees.
    Edward C. Johnson 3d, Donald  contrary below).
    J. Kirk, Ned C. Lautenbach,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, and Thomas R.
    Williams. (INSTRUCTION:  TO
    WITHHOLD AUTHORITY TO VOTE
    FOR ANY INDIVIDUAL
    NOMINEE(S), WRITE THE
    NAME(S) OF THE NOMINEE(S) ON
    THE LINE BELOW.)



______________________________________________________________________

2.   To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an Amended and
     Restated Declaration of
     Trust.

4.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for
     Fidelity Export and
     Multinational Fund.

6.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     sub-advisory agreement with
     Fidelity Management &
     Research (U.K.) Inc. (FMR
     U.K.) for Fidelity Export
     and Multinational Fund.

7.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     sub-advisory agreement with
     Fidelity Management &
     Research (Far East) Inc.
     (FMR Far East) for Fidelity
     Export and Multinational Fund.

8.   To approve a Distribution and   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     Service Plan pursuant to
     Rule 12b-1 for Fidelity
     Export and Multinational Fund.

12.  To amend each fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  12.
     fundamental investment
     limitation concerning the
     concentration of its
     investments in a single
     industry.

13.  To amend each fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  13.
     fundamental investment
     limitation concerning
     underwriting.




EXF-PXC-0700                               cusip # 316448877/fund# 332

Vote this proxy card TODAY! Your prompt response will save Spartan Arizona Municipal Income Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY UNION STREET TRUST: SPARTAN ARIZONA MUNICIPAL INCOME FUND PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and William O. McCoy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust: Spartan Arizona Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 13, 2000 at 9 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                          cusip # 316448885/fund# 434

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  Ralph F. Cox, Phyllis Burke    [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    Davis, Robert M. Gates,       (except as marked to the       vote for all nominees.
    Edward C. Johnson 3d, Donald  contrary below).
    J. Kirk, Ned C. Lautenbach,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, and Thomas R.
    Williams. (INSTRUCTION:  TO
    WITHHOLD AUTHORITY TO VOTE
    FOR ANY INDIVIDUAL
    NOMINEE(S), WRITE THE
    NAME(S) OF THE NOMINEE(S) ON
    THE LINE BELOW.)



______________________________________________________________________

2.   To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an Amended and
     Restated Declaration of
     Trust.

12.  To amend each fund's          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  12.
     fundamental investment
     limitation concerning the
     concentration of its
     investments in a single
     industry.

13.  To amend each fund's          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  13.
     fundamental investment
     limitation concerning
     underwriting.




AZI-PXC-0700                              cusip # 316448885/fund# 434

Vote this proxy card TODAY! Your prompt response will save Spartan Maryland Municipal Income Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY UNION STREET TRUST: SPARTAN MARYLAND MUNICIPAL INCOME FUND PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and William O. McCoy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust: Spartan Maryland Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 13, 2000 at 9 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                         cusip # 316448604/fund# 429

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  Ralph F. Cox, Phyllis Burke    [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    Davis, Robert M. Gates,       (except as marked to the       vote for all nominees.
    Edward C. Johnson 3d, Donald  contrary below).
    J. Kirk, Ned C. Lautenbach,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, and Thomas R.
    Williams. (INSTRUCTION:  TO
    WITHHOLD AUTHORITY TO VOTE
    FOR ANY INDIVIDUAL
    NOMINEE(S), WRITE THE
    NAME(S) OF THE NOMINEE(S) ON
    THE LINE BELOW.)



______________________________________________________________________

2.   To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an Amended and
     Restated Declaration of
     Trust.

12.  To amend each fund's          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  12.
     fundamental investment
     limitation concerning the
     concentration of its
     investments in a single
     industry.

13.  To amend each fund's          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  13.
     fundamental investment
     limitation concerning
     underwriting.




SMD-PXC-0700                             cusip # 316448604/fund# 429

Vote this proxy card TODAY! Your prompt response will save Spartan Short-Intermediate Municipal Income Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY UNION STREET TRUST: SPARTAN SHORT-INTERMEDIATE MUNICIPAL
INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and William O. McCoy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust: Spartan Short-Intermediate Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 13, 2000 at 9 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                         cusip # 316203207/fund# 404

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  Ralph F. Cox, Phyllis Burke    [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    Davis, Robert M. Gates,       (except as marked to the       vote for all nominees.
    Edward C. Johnson 3d, Donald  contrary below).
    J. Kirk, Ned C. Lautenbach,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, and Thomas R.
    Williams. (INSTRUCTION:  TO
    WITHHOLD AUTHORITY TO VOTE
    FOR ANY INDIVIDUAL
    NOMINEE(S), WRITE THE
    NAME(S) OF THE NOMINEE(S) ON
    THE LINE BELOW.)



______________________________________________________________________

2.   To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an Amended and
     Restated Declaration of
     Trust.

5.   To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
     management contract,
     including a management fee
     structure change, for
     Spartan Short-Intermediate
     Municipal Income Fund.

9.   To approve an Agreement and   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
     Plan providing for the
     reorganization of Spartan
     Short-Intermediate Municipal
     Income Fund from a separate
     series of one Massachusetts
     business trust to another.

10.  To eliminate a fundamental    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  10.
     investment policy of Spartan
     Short-Intermediate Municipal
     Income Fund.

11.  To eliminate Spartan          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  11.
     Short-Intermediate Municipal
     Income Fund's fundamental
     80% investment policy and
     adopt a comparable
     non-fundamental policy.

12.  To amend each fund's          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  12.
     fundamental investment
     limitation concerning the
     concentration of its
     investments in a single
     industry.

13.  To amend each fund's          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  13.
     fundamental investment
     limitation concerning
     underwriting.




STM-PXC-0700                              cusip # 316203207/fund# 404


Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY UNION STREET TRUST: FIDELITY EXPORT AND MULTINATIONAL FUND, SPARTAN ARIZONA MUNICIPAL INCOME FUND, SPARTAN MARYLAND MUNICIPAL INCOME FUND, SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, William O. McCoy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 13, 2000 at 9 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        ______________

________________________________________________

________________________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                        fund# 332, 434, 429, 404, HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  Ralph F. Cox, Phyllis Burke    [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    Davis, Robert M. Gates,       (except as marked to the       vote for all nominees.
    Edward C. Johnson 3d, Donald  contrary below).
    J. Kirk, Ned C. Lautenbach,
    Peter S. Lynch, William O.
    McCoy, Gerald C. McDonough,
    Marvin L. Mann, Robert C.
    Pozen, and Thomas R.
    Williams. (INSTRUCTION:  TO
    WITHHOLD AUTHORITY TO VOTE
    FOR ANY INDIVIDUAL
    NOMINEE(S), WRITE THE
    NAME(S) OF THE NOMINEE(S) ON
    THE LINE BELOW.)



______________________________________________________________________

2.   To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an Amended and
     Restated Declaration of
     Trust.

4.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for
     Fidelity Export and
     Multinational Fund.

5.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
     management contract,
     including a management fee
     structure change, for
     Spartan Short-Intermediate
     Municipal Income Fund.

6.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     sub-advisory agreement with
     Fidelity Management &
     Research (U.K.) Inc. (FMR
     U.K.) for Fidelity Export
     and Multinational Fund.

7.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     sub-advisory agreement with
     Fidelity Management &
     Research (Far East) Inc.
     (FMR Far East) for Fidelity
     Export and Multinational Fund.

8.   To approve a Distribution and   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
     Service Plan pursuant to
     Rule 12b-1 for Fidelity
     Export and Multinational Fund.

9.   To approve an Agreement and     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
     Plan providing for the
     reorganization of Spartan
     Short-Intermediate Municipal
     Income Fund from a separate
     series of one Massachusetts
     business trust to another.

10.  To eliminate a fundamental      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  10.
     investment policy of Spartan
     Short-Intermediate Municipal
     Income Fund.

11.  To eliminate Spartan            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  11.
     Short-Intermediate Municipal
     Income Fund's fundamental
     80% investment policy and
     adopt a comparable
     non-fundamental policy.

12.  To amend each fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  12.
     fundamental investment
     limitation concerning the
     concentration of its
     investments in a single
     industry.

13.  To amend each fund's            FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  13.
     fundamental investment
     limitation concerning
     underwriting.


EXF-PXC-0700                        cusip #316448877/fund #332HH

AZI-PXC-0700                        cusip #316448885/fund #434HH

SMD-PXC-0700                        cusip #316448604/fund#429 HH

STM-PXC-0700                        cusip #316203207/fund #404HH